UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06500

Name of Fund: BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield New York Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2012

One year ago, the municipal bond market was rebounding from a prolonged weak period stemming from events in the fourth quarter of 2010. Municipals had suffered severe losses in late 2010 amid a steepening US Treasury yield curve, political uncertainty and a flood of inflated headlines about municipal finance troubles. A significant supply-demand imbalance had developed by the end of the year, leading to wider quality spreads and higher yields for municipal bonds heading into 2011.

Having lost confidence in municipals, retail investors retreated from the market, resulting in municipal mutual fund outflows totaling $35.1 billion from the middle of November 2010 until the trend finally broke in June 2011. However, weak demand in the first half of 2011 was counterbalanced by lower supply. According to Thomson Reuters, total new issuance was down 32% in 2011 as compared to the prior year.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Strong demand carried over into 2012 as investors continued to search for yield in a low-rate environment. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher as investors were drawn to the asset class for its relatively low volatility in addition to the income and capital preservation it offers. The S&P Municipal Bond Index has gained 5.75% year-to-date.

Overall, the municipal yield curve flattened during the period from July 29, 2011 to July 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 151 basis points (“bps”) to 2.84% on AAA-rated 30-year municipal bonds and by 101 bps to 1.66% on 10-year bonds, while yields on 5-year issues fell 51 bps to 0.65%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 140 bps, and in the 2- to 10-year range, the spread tightened by 90 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over a year and a half since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Through the first half of 2012, approximately $1.07 billion in par value of municipal bonds have entered into debt service default for the first time. This represents only 0.540% of total issuance for that period and 0.029% of total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 32.85% based on market price and 23.64% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 29.37% based on market price and 20.77% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the municipal curve. The Fund’s longer-dated holdings in the health, transportation and utilities sectors experienced the best price appreciation. The Fund used US Treasury financial futures contracts as a means of hedging interest rate risk. These positions had a slight negative impact on results as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2012 ($15.55)[1]	5.67%
Tax Equivalent Yield[2]	8.72%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Economic Leverage as of July 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$15.55	$12.46	24.80%	$15.55	$11.45
Net Asset Value	$15.18	$13.07	16.14%	$15.25	$13.07

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/12	7/31/11
County/City/Special District/School District	28%	26%
Transportation	21	19
Utilities	17	23
State	15	9
Health	10	9
Education	6	2
Housing	2	2
Tobacco	1	1
Corporate	—	9

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	16%	16%
AA/Aa	63	62
A	20	18
BBB/Baa	1	3
BB/Ba	—	1

[5]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.

ANNUAL REPORT	JULY 31, 2012	5

Fund Summary as of July 31, 2012	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 35.48% based on market price and 23.15% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 30.47% based on market price and 21.65% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (sensitivity to interest rate movements) had a positive impact on performance as interest rates generally declined amid the investor flight-to-quality in the US Treasury market. Leverage achieved through the use of tender option bonds while the municipal yield curve was historically steep boosted returns. The Fund’s holdings of higher quality essential service revenue bonds contributed positively, as did holdings of select general obligation bonds and school district credits with stronger underlying fundamentals. Investments in the health, education, transportation and utilities sectors were particularly strong contributors. Additionally, purchases of zero-coupon bonds deemed undervalued added to the Fund’s total return. The Fund used US Treasury financial futures contracts to hedge against rising interest rates. These positions had a modestly negative impact on returns as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2012 ($16.59)[1]	5.50%
Tax Equivalent Yield[2]	8.46%
Current Monthly Distribution per Common Share[3]	$0.0760
Current Annualized Distribution per Common Share[3]	$0.9120
Economic Leverage as of July 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.59	$13.00	27.62%	$16.59	$12.60
Net Asset Value	$16.60	$14.31	16.00%	$16.65	$14.31

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	42%	45%
Utilities	26	28
Education	10	10
Health	10	4
Transportation	8	8
State	4	1
Corporate	—	4

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	11%	11%
AA/Aa	76	79
A	13	10
[5] Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 25.76% based on market price and 19.01% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of 23.86% based on market price and 17.29% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Over the one-year period, the Fund benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these holdings derived the greatest benefit from the decline in interest rates and spread tightening during the period. The Fund’s strategy for hedging interest rate risk was a modest detractor from performance as the Fund held a short position in US Treasury futures while rates generally declined.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2012 ($14.52)[1]	5.70%
Tax Equivalent Yield[2]	8.77%
Current Monthly Distribution per Common Share[3]	$ 0.0690
Current Annualized Distribution per Common Share[3]	$ 0.8280
Economic Leverage as of July 31, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$14.52	$12.28	18.24%	$15.80	$12.17
Net Asset Value	$15.14	$13.53	11.90%	$15.18	$13.53

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	27%	23%
Health	18	14
Utilities	14	17
State	14	11
Education	12	9
Transportation	8	11
Housing	4	4
Corporate	3	11

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	1%	2%
AA/Aa	74	69
A	20	24
BBB/Baa	4	3
Not Rated	1	2	[6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $5,295,911, representing 2% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2012	7

Fund Summary as of July 31, 2012	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 27.38% based on market price and 19.10% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return 23.42% based on market price and 16.21% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as interest rates declined over the period. The Fund’s holdings were concentrated on the long end of the yield curve, which benefited performance as the curve flattened and long-term interest rates declined more than rates on shorter-dated securities. Also having a positive impact were the Fund’s heavy exposures to health and transportation, which were among the better performing sectors for the period. The Fund’s lower quality holdings also enhanced results as credit spreads narrowed during the period. Conversely, the Fund’s most significant credit exposure was in the tax-backed sector, which was one of the weaker performing sectors for the period. The strongest performing sector during the period was tobacco, to which the Fund held limited exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2012 ($15.11)[1]	5.64%
Tax Equivalent Yield[2]	8.68%
Current Monthly Distribution per Common Share[3]	$0.0710
Current Annualized Distribution per Common Share[3]	$0.8520
Economic Leverage as of July 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$15.11	$12.60	19.92%	$15.12	$12.10
Net Asset Value	$15.07	$13.44	12.13%	$15.12	$13.44

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	30%	28%
Transportation	26	29
Education	13	11
State	10	11
Utilities	9	8
Health	6	5
Housing	3	3
Corporate	2	4
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	13%	12%
AA/Aa	48	54
A	29	21
BBB/Baa	9	10
BB/Ba	1	2
Not Rated[6]	—	1

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012 and July 31, 2011, the market value of these securities was $3,070,810, representing less than 1%, and $3,909,236, representing 1%, respectively, of the Fund’s long-term investments.

8	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 38.08% based on market price and 23.45% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 29.37% based on market price and 20.77% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Over the one-year period, the Fund benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these holdings derived the greatest benefit from the decline in interest rates and spread tightening during the period. The Fund’s strategy for hedging interest rate risk was a modest detractor from performance as the Fund held a short position in US Treasury futures while rates generally declined.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2012 ($15.81)[1]	5.46%
Tax Equivalent Yield[2]	8.40%
Current Monthly Distribution per Common Share[3]	$0.0720
Current Annualized Distribution per Common Share[3]	$0.8640
Economic Leverage as of July 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$15.81	$12.17	29.91%	$15.82	$11.86
Net Asset Value	$15.32	$13.19	16.15%	$15.36	$13.19

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
Transportation	27%	27%
State	23	10
Utilities	16	17
County/City/Special District/School District	12	24
Health	9	7
Education	8	9
Housing	4	5
Corporate	1	1

Credit Quality Allocations[5]

	7/31/12	7/31/11
AAA/Aaa	11%	7%
AA/Aa	64	65
A	22	21
BBB/Baa	3	3
Not Rated	—	4	[6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31,2011, the market value of these securities was $20,992,023, representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2012	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares, VMTP Shares, and as applicable AMPS, are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 45% of its total managed assets. As of July 31, 2012, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUE	39%
MCA	39%
MYM	36%
MYN	38%
MYI	37%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$6,100,971
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,024,121
		7,125,092
Arizona — 2.8%
Arizona Board of Regents, Refunding COP, University of Arizona, Series C, 5.00%, 6/01/28	4,180	4,821,756
Arizona Board of Regents, Refunding RB, Arizona State University System, Series A:
5.00%, 6/01/42	1,705	1,954,339
5.00%, 7/01/42	2,460	2,806,712
		9,582,807
California — 17.1%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	6,031,114
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/42	2,770	3,059,853
Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,440,865
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,345	2,566,790
City of San Jose California Airport, Refunding RB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,560,293
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,230,584
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,934,700
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,170,219
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	5,000	5,636,700
Election of 2008, Series C, 5.25%, 8/01/39	2,500	2,914,850
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33 (a)	1,675	1,880,539
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	3,179,142
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	2,165	2,600,057
San Francisco City & County Airports Commission, RB, Specialty Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,253,712

Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Refunding:
Various Purpose, 5.00%, 9/01/41	$5,760	$6,281,971
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,017
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37 (a)	1,500	1,733,490
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,776,631
		58,261,527
Colorado — 1.1%
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,909,609
Florida — 9.2%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/26	2,000	2,403,880
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,752,575
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGM):
5.25%, 10/01/41	4,610	4,937,495
5.50%, 10/01/41	4,180	4,543,200
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,791,604
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	8,055,301
		31,484,055
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	230	230,375
Illinois — 13.1%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	3,405	3,969,617
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	895	1,112,915
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	4,021,418
Sales Tax Receipts, 5.25%, 12/01/36	1,060	1,211,103
Sales Tax Receipts, 5.25%, 12/01/40	3,135	3,576,502

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
ERB	Education Revenue Bonds
EDC	Economic Development Corp.
FHA	Federal Housing Administration
GAB	Grant Anticipation Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDB	Industrial Development Board
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
Syncora	Syncora Guarantee

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	11

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, ARB, O’Hare International Airport, General, Third Lien:
Series A, 5.75%, 1/01/39	$2,000	$2,357,480
Series C, 6.50%, 1/01/41	9,085	11,153,473
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General, Third Lien, Series C (AGM), 5.25%, 1/01/35	1,695	1,897,807
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,310	1,503,854
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	965	1,100,476
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	455	518,877
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	3,400	3,936,248
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,742,262
6.00%, 6/01/28	670	779,686
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	4,000	4,641,200
		44,522,918
Indiana — 2.8%
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/42	6,300	6,784,974
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,689,760
		9,474,734
Kansas — 0.3%
Sedgwick & Shawnee Counties Kansas, MRB, Series A-2, AMT (Ginnie Mae), 6.20%, 12/01/33	1,035	1,081,575
Kentucky — 3.7%
Kentucky Turnpike Authority, RB, Economic Development Road, Revitalization Projects, Series A, 5.00%, 7/01/28	10,430	12,676,726
Massachusetts — 0.4%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	1,125	1,314,630
Michigan — 5.6%
City of Detroit Michigan, RB, Series B:
Second Lien (NPFGC), 5.50%, 7/01/29	4,170	4,614,439
Senior Lien (AGM), 7.50%, 7/01/33	1,330	1,671,943
City of Detroit Michigan, Refunding RB, Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	4,180	5,012,029
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,867,575
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,115	4,018,070
		19,184,056
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,367,136
Nevada — 2.5%
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	6,510	7,297,970
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,300	1,376,232
		8,674,202

Municipal Bonds	Par (000)	Value
New Jersey — 6.1%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	$7,775	$8,322,982
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	3,400	3,783,520
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	3,030	3,541,525
Series A (AGC), 5.63%, 12/15/28	2,930	3,466,629
Series B, 5.25%, 6/15/36	1,500	1,728,315
		20,842,971
New York — 9.3%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	940	1,101,746
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	810	910,448
New York City Municipal Water Finance Authority, Refunding RB:
Fiscal 2009, Series EE, 5.25%, 6/15/40	6,930	7,993,824
Second General Resolution, Series EE, 5.38%, 6/15/43	2,220	2,611,319
New York City Transitional Finance Authority, RB:
Future Tax Secured, Sub-Series C, 5.00%, 11/01/39	2,760	3,147,670
Sub-Series S-2A, 5.00%, 7/15/30	4,045	4,710,686
New York State Dormitory Authority, RB, Series B:
5.00%, 3/15/37	5,750	6,657,925
5.00%, 3/15/42	2,365	2,721,429
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/37	1,740	1,970,185
		31,825,232
North Carolina — 1.9%
North Carolina HFA, RB, Home Ownership, Series 14A, AMT (AMBAC), 5.35%, 1/01/22	865	865,000
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	3,400	3,918,874
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,420	1,611,231
		6,395,105
Pennsylvania — 0.7%
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Children’s Hospital, Series D, 5.00%, 7/01/32	1,940	2,238,256
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,500	4,146,205
South Carolina — 3.9%
City of North Charleston South Carolina, RB, 5.00%, 6/01/35	2,265	2,553,538
South Carolina State Public Service Authority, Refunding RB, Series A:
Santee Cooper, 5.50%, 1/01/38	2,500	2,978,325
(AMBAC), 5.00%, 1/01/42	7,000	7,883,400
		13,415,263
Texas — 21.2%
City of Austin Texas, Refunding RB, Series A (AGM), 5.00%, 11/15/28	1,300	1,528,072
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	6,700	8,169,645
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	5,655	6,408,133
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,000	1,214,470
Katy ISD Texas, GO, Refunding, School Building, Series A (PSF-GTD), 5.00%, 2/15/42	1,890	2,204,949

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Lamar Texas Consolidated ISD, GO, Refunding, School House, Series A, 5.00%, 2/15/45	$2,055	$2,382,628
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	7,000	8,314,810
North Texas Tollway Authority, Refunding RB, First Tier System:
Series A (NPFGC), 5.63%, 1/01/33	10,975	12,248,210
Series A (NPFGC), 5.75%, 1/01/40	11,575	12,958,560
Series B (NPFGC), 5.75%, 1/01/40	1,000	1,119,530
Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,158,090
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	3,000	3,503,760
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	3,295	3,295,857
Texas Tech University, Refunding RB, Improvement Financing, 14th Series A, 5.00%, 8/15/29	2,000	2,379,100
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	4,575	5,376,037
		72,261,851
Virginia — 1.9%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	2,195	2,736,836
Virginia Resources Authority, RB, 5.00%, 11/01/42	3,110	3,628,312
		6,365,148
Washington — 2.7%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,804,472
State of Washington, GO:
Motor Vehicle Tax, Senior 520, 5.00%, 6/01/41	3,600	4,100,976
Various Purpose, Series B, 5.25%, 2/01/36	1,865	2,190,014
		9,095,462
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	3,125	3,470,281
Total Municipal Bonds — 111.4%		379,945,216

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	3,750	3,981,713
California — 1.7%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,189	5,679,055
Colorado — 2.9%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	10,050,445
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35	1,700	2,069,739
Florida — 7.5%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	6,493	7,106,245
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	14,563,000

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, RB, Transit System, Sales Surtax, 5.00%, 7/01/42 (a)	$1,650	$1,851,415
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	2,055	2,190,651
		25,711,311
Georgia — 2.0%
Augusta-Richmond County Georgia, Water & Sewer, RB (AGM), 5.25%, 10/01/34	6,290	6,786,218
Illinois — 6.8%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A, 5.00%, 1/01/38	15,000	16,090,200
City of Chicago Illinois, Refunding RB:
Water System, 5.00%, 11/01/42	2,439	2,776,436
Water System, Second Lien (AGM), 5.25%, 11/01/33	3,969	4,452,512
		23,319,148
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,675,502
Massachusetts — 3.3%
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series B, 5.00%, 10/15/41	5,080	5,869,635
Series A (AGM), 5.00%, 8/15/30	4,994	5,527,109
		11,396,744
Nevada — 6.6%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	12,334,400
Series B, 5.50%, 7/01/29	8,247	10,220,218
		22,554,618
New Jersey — 1.2%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,861	4,264,300
New York — 10.0%
New York City Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 6/15/45	5,958	6,832,422
New York City Transitional Finance Authority, RB:
Building Aid Revenue, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,598,206
Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/42	2,919	3,370,259
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	7,515	8,668,177
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	4,400	5,205,860
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	6,751	7,399,019
		34,073,943
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax, Series C, 5.25%, 8/01/40	3,020	3,353,665
Texas — 1.7%
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	4,995	5,727,467
Utah — 0.8%
City of Riverton Utah Hospital, RB, IHC Health Services Inc., 5.00%, 8/15/41	2,504	2,736,921

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	13

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Washington — 3.9%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/14 (c)	$6,883	$7,700,643
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	4,694	5,472,148
		13,172,791
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.0%		177,553,580
Total Investments (Cost — $506,170,498) — 163.4%		557,498,796
Other Assets Less Liabilities — 1.1%		3,602,773
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.1)%		(88,957,167)
VMTP Shares, at Liquidation Value — (38.4)%		(131,000,000)
Net Assets Applicable to Common Shares — 100.0%		$341,144,402

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	$1,851,415	$17,242
Pershing LLC	$1,733,490	$(3,681)
Stifel Nicolaus & Co.	$1,880,539	$220,134

(b)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
FFI Institutional Tax-Exempt Fund	13,223,965	(13,223,965)	—	$1,465

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$557,498,796	—	$557,498,796

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:	—
Bank overdraft	—	$(1,860,269)	—	$(1,860,269)
TOB trust certificates	—	(88,920,856)	—	(88,920,856)
VMTP Shares	—	(131,000,000)	—	(131,000,000)
Total	—	$(221,781,125)	—	$(221,781,125)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 87.1%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,874,396
County/City/Special District/School District — 30.7%
Bay Area Governments Association, Refunding RB, California Redevelopment Agency Pool, Series A (AGM), 6.00%, 12/15/24	255	259,710
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,110	3,723,167
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC), 5.31%, 8/01/37 (a)	10,000	2,699,700
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,344,220
Desert Community College District, GO, CAB, Election of 2004, Series C (AGM), 5.48%, 8/01/46 (a)	5,000	794,550
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	2,500	2,694,925
Fremont Unified School District Alameda County California, GO, Series A (NPFGC), 5.50%, 8/01/12 (b)	10,755	10,862,550
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,500	3,068,075
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,855	2,229,766
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,547,680
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/27	4,000	4,410,080
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,025	2,277,943
Merced Union High School District, GO, CAB, Election of 2008, Series C (a):
5.17%, 8/01/33	2,500	855,900
5.22%, 8/01/36	4,000	1,160,240
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	9,415,294
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,816,875
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,520,782
Orchard School District California, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	8,439,582
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,776,069
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,284,480
5.63%, 8/01/39	4,500	5,136,255
Port of Oakland, Refunding RB, Series M (NPFGC), 5.38%, 11/01/27	5,000	5,039,250
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,605,600
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	4,895	5,373,046
San Jose Financing Authority, RB:
Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	11,400	11,436,366
Convention Center Expansion & Renovation Project, 5.75%, 5/01/36	2,570	2,882,769
Convention Center Expansion & Renovation Project, 5.75%, 5/01/42	4,500	5,227,740
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	7,316,297

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Leandro Unified School District California, GO, Election of 2010, Series A, 5.75%, 8/01/41	$3,000	$3,570,870
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,460,160
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	9,082,291
West Contra Costa Unified School District California, GO:
Election of 2010, Series A, 5.25%, 8/01/41	6,140	6,993,951
Election of 2002, Series B (AGM), 5.00%, 8/01/32	6,690	6,690,000
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	5,225,188
		175,221,371
Education — 5.5%
Anaheim City School District California, GO, Election of 2010 (AGM), 6.25%, 8/01/40	3,750	4,600,425
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,949,250
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,632,965
5.75%, 8/01/35	8,400	10,217,592
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 4.97%, 8/01/37 (a)	12,005	3,516,745
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37 (c)	6,440	7,442,450
		31,359,427
Health — 15.3%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare, Series A, 6.00%, 8/01/30	2,270	2,795,596
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,851,040
Providence Health Services, Series B, 5.50%, 10/01/39	4,105	4,688,238
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	6,500	7,128,810
Sutter Health, Series A, 5.25%, 11/15/46	10,000	10,603,200
Sutter Health, Series B, 6.00%, 8/15/42	7,715	9,265,715
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A:
6.00%, 7/01/34	2,130	2,519,108
6.00%, 7/01/39	5,500	6,489,670
California Statewide Communities Development Authority, RB:
Health Facility, Memorial Health Services, Series A, 6.00%, 4/01/13 (b)	3,685	3,827,831
Kaiser Permanente, Series A, 5.00%, 4/01/42	15,000	16,418,700
Kaiser Permanente, Series B, 5.25%, 3/01/45	3,845	4,060,359
Sutter Health, Series A, 6.00%, 8/15/42	4,085	4,906,085
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	865	992,968
City of Newport Beach California, RB, Hoag Memorial Hospital Presbyterian, 6.00%, 12/01/40	3,825	4,707,389
		87,254,709

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	15

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Housing — 0.0%
California Rural Home Mortgage Finance Authority, RB, Mortgage-Backed Securities Program, AMT (Ginnie Mae):
Series A, 6.35%, 12/01/29 (d)	$60	$61,570
Series B, 6.25%, 12/01/31	50	50,514
County of San Bernardino California, Refunding RB, Home Mortgage-Backed Securities, Series A-1, AMT (Ginnie Mae), 6.25%, 12/01/31	95	103,241
		215,325
State — 6.4%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,435,782
State of California, GO, Various Purpose:
6.00%, 3/01/33	7,000	8,622,880
6.00%, 4/01/38	16,500	19,480,890
6.00%, 11/01/39	3,375	4,030,155
		36,569,707
Transportation — 12.5%
City of San Jose California Airport, Refunding RB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,660,442
County of Orange California, RB, Series B, 5.75%, 7/01/34	5,000	5,648,450
County of Sacramento California, RB, Airport System:
Senior Series B, AMT (AGM), 5.25%, 7/01/33	7,550	8,154,000
Subordinated and Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	5,455	6,199,225
Los Angeles Department of Airports, RB, Los Angeles International Airport, Senior Series A:
5.25%, 5/15/29	3,760	4,348,440
5.25%, 5/15/39	2,785	3,137,999
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	6,347,942
5.25%, 8/01/39	2,480	2,813,213
San Diego County Regional Airport Authority, RB, Series B, 5.00%, 7/01/40	6,350	6,962,076
San Francisco City & County Airports Commission, RB:
Series E, 6.00%, 5/01/39	9,650	11,413,055
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,000	1,002,970
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	987,187
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/24	5,000	5,822,250
5.75%, 5/01/25	3,500	4,040,050
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Series A, 6.00%, 3/01/36	2,400	2,939,184
		71,476,483
Utilities — 16.2%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,883,450
City of Los Angeles California, Refunding RB, Sub-Series A:
5.00%, 6/01/28	2,000	2,335,040
5.00%, 6/01/32	3,000	3,452,130
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,871,000
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/37	4,000	4,571,920

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
East Bay Municipal Utility District, Refunding RB, Sub-Series A:
5.00%, 6/01/30	$5,000	$5,970,400
5.00%, 6/01/37	10,000	11,429,800
(AMBAC), 5.00%, 6/01/33	3,000	3,425,970
Imperial Irrigation District, Refunding RB, Electric System, Series B, 5.13%, 11/01/38	5,500	6,010,455
Los Angeles Department of Water & Power, Refunding RB, Series A:
5.25%, 7/01/39	8,000	9,362,320
5.00%, 7/01/41 (c)	5,760	6,569,741
Power System, Sub-Series A-2 (NPFGC), 5.00%, 7/01/27	15,000	15,525,000
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	1,000	1,150,480
San Francisco City & County Public Utilities Commission, RB, Sub-Series A, 5.00%, 11/01/34	10,000	11,688,600
		92,246,306
Total Municipal Bonds in California		497,217,724

Puerto Rico — 0.4%
State — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Senior Series C, 5.43%, 8/01/39 (a)	8,750	2,059,575
Total Municipal Bonds — 87.5%		499,277,299

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 76.1%
County/City/Special District/School District — 38.1%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,521,887
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	13,158,936
Fremont Unified School District Alameda County California, GO, Election of 2002, Series B (AGM), 5.00%, 8/01/30	15,997	17,708,360
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	13,528,080
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	29,804,088
Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,497	8,355,163
Election of 2003, Series F-1, 5.00%, 8/01/33	12,000	13,554,840
Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,685,182
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	6,828	7,527,814
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	4,998	5,501,065
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,650,300
Ohlone Community College District, GO, Series B (AGM), 5.00%, 8/01/30	19,998	21,907,760
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,878,400

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (concluded)
County/City/Special District/School District (concluded)
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	$7,550	$8,459,775
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/30	7,350	7,784,826
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	19,630	21,583,185
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	10,497	11,541,584
		217,151,245
Education — 11.4%
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/35	20,000	22,064,400
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,429,230
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,961,920
Series L, 5.00%, 5/15/40	7,398	8,297,594
Series O, 5.75%, 5/15/34	11,190	13,455,565
		65,208,709
Transportation — 1.0%
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	4,999	5,611,360
Utilities — 25.6%
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,070	9,837,776
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	15,000	16,525,500
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	9,103,247
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	15,231,262
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,663,788
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	8,470,350
Metropolitan Water District of Southern California, RB:
Series A, 5.00%, 7/01/37	15,000	17,094,450
Series B-1 (NPFGC), 5.00%, 10/01/33	7,175	7,573,489
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	10,262,102
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	8,510	9,449,844
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	10,000	10,564,400
San Francisco City & County Public Utilities Commission, RB, Water System Improvement Program, Sub-Series A, 5.00%, 11/01/37	22,997	26,406,403
		146,182,611
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 76.1%		434,153,925
Total Long-Term Investments (Cost — $853,456,251) — 163.6%		933,431,224

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund, 0.00% (f)(g)	4,870,908	$4,870,908
Total Short-Term Securities (Cost — $4,870,908) — 0.8%		4,870,908
Total Investments (Cost — $858,327,159) — 164.4%		938,302,132
Liabilities in Excess of Other Assets– (0.2)%		(1,257,439)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.0)%		(199,985,472)
VRDP Shares, at Liquidation Value — (29.2)%		(166,500,000)
Net Assets Applicable to Common Shares — 100.0%		$570,559,221

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Wells Fargo & Co.	$6,569,741	$13,766
Barclays Plc	$7,442,450	$(15,649)

(d)	Variable rate security. Rate shown is as of report date.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF California Municipal Money Fund	15,276,406	(10,405,498)	4,870,908	—

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes,the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications or reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	17

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$933,431,224	—	$933,431,224
Short-Term Securities	$4,870,908	—	—	4,870,908
Total	$4,870,908	$933,431,224	—	$938,302,132

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(199,873,663)	—	$(199,873,663)
VRDP Shares	—	(166,500,000)	—	(166,500,000)
Total	—	$(366,373,663)	—	$(366,373,663)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 126.0%
Corporate — 4.2%
Dickinson County EDC, Michigan, Refunding RB, International Paper Co. Project, Series A, 5.75%, 6/01/16	$2,500	$2,508,175
Monroe County EDC, Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	3,805	5,136,674
		7,644,849
County/City/Special District/School District — 37.6%
Adrian City School District Michigan, GO (AGM), 5.00%, 5/01/14 (a)	2,400	2,594,832
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	2,000	2,204,320
4.25%, 5/01/26	1,145	1,261,515
4.38%, 5/01/27	640	706,067
4.00%, 5/01/28	760	806,056
4.38%, 5/01/28	400	436,884
4.00%, 5/01/29	380	400,056
4.50%, 5/01/29	605	662,167
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	200	211,022
Brighton Area School District, GO, School Building, Series I (Q-SBLF) (c):
4.25%, 5/01/37	2,280	2,337,410
4.00%, 5/01/42	860	862,236
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,380,588
5.00%, 4/01/26	1,250	1,373,375
5.00%, 4/01/27	500	547,055
City of Jackson, GO, Capital Appreciation Downtown Development (AGM), 4.80%, 6/01/26 (b)	2,710	1,406,056
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	641,796
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	517,307
5.50%, 5/01/41	830	953,463
County of Genesee Michigan, GO (NPFGC):
Refunding, Series A, 5.00%, 5/01/19	400	434,712
Water Supply System, 5.13%, 11/01/33	500	510,255
County of St. Clair, GO, Limited Tax Refunding, 5.00%, 4/01/28	915	1,060,046
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,253,880
Detroit City School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
Series A, 5.38%, 5/01/13	1,480	1,537,025
Series B, 5.00%, 5/01/13	1,600	1,657,152
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM), 5.25%, 5/01/14 (a)	2,000	2,172,180
Flint EDC, RB, Michigan Department of Human Services Office Building, 5.25%, 10/01/41	1,880	2,005,208
Fraser Public School District, GO, School Building & Site (AGM), 5.00%, 5/01/25	1,255	1,372,518
Gibraltar School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
5.00%, 5/01/14	3,065	3,313,817
5.00%, 5/01/14	585	632,812

Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	$400	$471,044
5.50%, 5/01/36	800	925,528
5.50%, 5/01/41	1,000	1,149,570
Grand Rapids Building Authority Michigan, RB, Series A (AMBAC) (a):
5.50%, 10/01/12	535	539,751
5.50%, 10/01/12	130	131,154
Gull Lake Community School District, GO, Refunding (AGM), 4.00%, 5/01/26	500	535,050
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,000	1,112,180
Harper Woods School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/34	10	10,279
Howell Public Schools, Refunding, GO (Q-SBLF), 4.50%, 5/01/29	660	731,346
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	2,650	2,996,806
Jonesville Community Schools Michigan, GO, Refunding (NPFGC), 5.00%, 5/01/29	1,085	1,142,407
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/25	1,000	1,096,200
5.00%, 5/01/26	1,050	1,151,010
5.00%, 5/01/35	2,000	2,083,240
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	2,325	2,457,967
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	500	531,000
Ludington Area School District Michigan, GO (NPFGC), 5.25%, 5/01/23	1,440	1,507,363
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/35	1,200	1,259,676
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building and Site, 5.00%, 5/01/25	590	687,675
Reed City Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	1,000	1,082,100
Romulus Community Schools, GO, Unlimited Tax, Refunding:
4.13%, 5/01/25	715	779,750
4.25%, 5/01/26	740	807,717
4.25%, 5/01/27	725	784,392
4.50%, 5/01/29	630	687,021
(AGM), 4.00%, 5/01/24	500	544,925
(AGM), 4.38%, 5/01/28	1,335	1,448,528
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM), 5.00%, 5/01/14 (a)	1,000	1,081,730
Sparta Area Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	1,000	1,080,260
Thornapple Kellogg School District Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/32	1,500	1,676,895
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	750	832,830
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/29	1,230	1,300,762
		68,877,966

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	19

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education — 12.4%
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/23	$1,360	$1,503,698
4.50%, 10/01/24	1,595	1,751,517
4.50%, 10/01/25	1,405	1,534,204
Lake Superior State University, Refunding RB (AGM):
4.00%, 11/15/26	475	497,287
4.00%, 11/15/27	285	296,896
4.00%, 11/15/28	190	196,707
4.00%, 11/15/29	250	257,428
4.00%, 11/15/30	190	194,589
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,030	1,046,882
Michigan Higher Education Student Loan Authority, RB, Student Loan (AMBAC):
Series XVII-I, 5.20%, 3/01/24	2,515	2,573,071
Series XVII-P, 4.88%, 3/01/30	2,700	2,748,195
Series XVII-Q, AMT, 5.00%, 3/01/31	500	515,225
Michigan State University, Refunding RB, General, Series C:
5.00%, 2/15/40	3,770	4,202,607
5.00%, 2/15/44	1,000	1,107,000
Michigan Technological University, Refunding RB, General, Series A, 5.00%, 10/01/34	1,000	1,124,220
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC), 5.00%, 7/01/24	1,450	1,498,923
Western Michigan University, Refunding RB, General, 5.25%, 11/15/40	1,400	1,588,034
		22,636,483
Health — 25.9%
Dickinson County Healthcare System, Refunding RB (ACA), 5.80%, 11/01/24	2,170	2,170,043
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	570	581,582
Series A, 5.38%, 7/01/20	385	385,504
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	3,041,885
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,399,870
Michigan State Finance Authority, Refunding RB, Trinity Health Credit:
5.00%, 12/01/31	1,900	2,169,040
5.00%, 12/01/35	1,900	2,118,766
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,611,949
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,727,143
MidMichigan Obligation Group, Series A, 5.00%, 4/15/26	380	396,940
MidMichigan Obligation Group, Series A (AMBAC), 5.50%, 4/15/18	1,000	1,002,730
Trinity Health Credit, Series A, 5.00%, 12/01/16 (a)	145	171,641
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	937,849

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB:
5.38%, 12/01/12 (a)	$1,000	$1,017,280
5.38%, 12/01/12 (a)	185	188,197
6.25%, 12/01/28	570	676,824
Hospital, Crittenton, Series A, 5.63%, 3/01/27	1,300	1,312,519
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/21	400	442,852
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/25	2,470	2,658,486
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/37	3,340	3,508,636
Hospital, Sparrow Obligated, 5.00%, 11/15/31	1,595	1,693,683
McLaren Health Care, 5.75%, 5/15/38	1,500	1,677,885
McLaren Health Care, Series A, 5.00%, 6/01/35	860	944,719
Trinity Health Credit, Series A, 6.13%, 12/01/23	940	1,134,430
Trinity Health Credit, Series C, 5.38%, 12/01/12 (a)	1,765	1,795,393
Trinity Health Credit, Series C, 4.00%, 12/01/32	3,040	3,157,709
Trinity Health Credit, Series C, 6.50%, 12/01/33	1,400	1,692,320
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,289,910
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/34	3,525	3,598,990
		47,504,775
Housing — 3.4%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,038,580
Series A, 4.75%, 12/01/25	2,675	2,954,698
Series A (NPFGC), 5.30%, 10/01/37	20	20,017
Michigan State HDA, Refunding RB, Series A, 6.05%, 10/01/41	2,000	2,211,200
		6,224,495
State — 14.3%
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC), 5.38%, 11/01/24	125	146,491
Michigan State Building Authority, Refunding RB, Facilities Program:
Series A, 5.50%, 10/15/45	750	864,585
Series H (AGM), 5.00%, 10/15/26	3,000	3,439,650
Series I 6.25%, 10/15/38	2,350	2,751,098
Series I (AGC), 5.25%, 10/15/24	2,000	2,395,800
Series I (AGC), 5.25%, 10/15/25	1,500	1,791,420
Series I (AGC), 5.25%, 10/15/26	400	476,816
Series II (NPFGC), 5.00%, 10/15/29	2,000	2,082,960
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	2,510	2,718,581
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	1,000	1,134,970
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,615,917
State of Michigan Trunk Line Revenue, RB, Fund:	750	884,775
5.00%, 11/15/29	750	884,775
5.00%, 11/15/33	1,150	1,336,220
5.00%, 11/15/36	2,220	2,563,900
		26,203,183

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Transportation — 11.0%
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	$4,475	$4,700,898
5.25%, 12/01/26	3,700	3,872,531
5.00%, 12/01/34	3,550	3,606,339
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,360,920
5.38%, 12/01/32	4,300	4,585,563
		20,126,251
Utilities — 17.2%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,430,760
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,000	4,018,320
City of Detroit Michigan, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	6,275	6,534,848
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,907,055
City of Port Huron Michigan, RB, Water Supply:
5.25%, 10/01/31	190	210,216
5.63%, 10/01/40	500	557,340
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,749,440
Lansing Board of Water & Light Utilities System, RB, Series A:
5.00%, 7/01/27	1,210	1,418,737
5.00%, 7/01/31	2,600	3,015,142
5.00%, 7/01/37	1,270	1,447,139
5.50%, 7/01/41	2,000	2,369,680
Michigan Municipal Bond Authority, RB, Clean Water Revolving Fund:
Pooled Project, 5.00%, 10/01/27	760	903,374
Subordinate, 5.00%, 10/01/27	750	866,805
		31,428,856
Total Municipal Bonds in Michigan		230,646,858

Guam — 2.0%
State — 2.0%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	1,800	1,997,802
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	850	955,366
Territory of Guam, RB, Series B-1, 5.00%, 1/01/37	715	788,917
Total Municipal Bonds in Guam		3,742,085

Puerto Rico — 7.4%
State — 5.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.57%, 8/01/43 (b)	12,500	2,277,125
CAB, Series A (NPFGC), 5.64%, 8/01/46 (b)	30,000	4,548,300
First Sub-Series C (AGM), 5.13%, 8/01/42	3,200	3,490,144
		10,315,569
Transportation — 1.3%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,000	2,437,380

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
Utilities — 0.4%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	$680	$722,201
Total Municipal Bonds in Puerto Rico		13,475,150
Total Municipal Bonds — 135.4%		247,864,093

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Michigan — 18.4%
County/City/Special District/School District — 4.1%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	3,970	4,434,093
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	3,112,656
		7,546,749
Education — 6.2%
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,742,150
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,793	8,507,066
		11,249,216
Health — 1.0%
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	1,650	1,827,523
Housing — 2.5%
Michigan HDA, RB, Rental Housing, Series A, 6.00%, 10/01/45	4,280	4,655,656
Utilities — 4.6%
City of Grand Rapids Michigan, RB, Sanitary Sewer System (NPFGC), 5.00%, 1/01/34	6,898	7,331,571
Detroit Water and Sewerage Department, Refunding RB, Series A, 5.25%, 7/01/39	1,012	1,067,239
		8,398,810
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.4%		33,677,954
Total Long-Term Investments (Cost — $261,085,347) — 153.8%		281,542,047

Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (e)(f)	6,554,292	6,554,292
Total Short-Term Securities (Cost — $6,554,292) — 3.6%		6,554,292
Total Investments (Cost — $267,639,639) — 157.4%		288,096,339
Liabilities in Excess of Other Assets — (0.6)%		(995,904)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.1)%		(16,724,768)
VRDP Shares, at Liquidation Value — (47.7)%		(87,300,000)
Net Assets Applicable to Common Shares — 100.0%		$183,075,667

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	21

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel Nicolaus & Co.	$3,199,646	$23,560

(d)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF Michigan Municipal Money Fund	3,018,268	3,536,024	6,554,292	—

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes,the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$281,542,047	—	$281,542,047
Short-Term Securities	$6,554,292	—	—	6,554,292
Total	$6,554,292	$281,542,047	—	$288,096,339

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(16,718,184)	—	$(16,718,184)
VRDP Shares	—	(87,300,000)	—	(87,300,000)
Total	—	$(104,018,184)	—	$(104,018,184)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 105.7%
Corporate — 3.7%
New York City Industrial Development Agency, Refunding RB, Terminal One Group Association Project, AMT, 5.50%, 1/01/24 (a)	$1,500	$1,585,365
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,400	3,925,300
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	4,750	5,026,592
Suffolk County Industrial Development Agency New York, RB, Keyspan, Port Jefferson, AMT, 5.25%, 6/01/27	4,625	4,768,375
Suffolk County Industrial Development Agency New York, Refunding RB, Ogden Martin System Huntington, AMT (AMBAC), 6.25%, 10/01/12	6,470	6,531,983
		21,837,615
County/City/Special District/School District — 31.2%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,152,640
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,191,330
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	1,950	2,242,344
Sub-Series D-1, 5.00%, 10/01/33	8,350	9,730,339
City of New York New York, GO, Refunding:
Series E, 5.00%, 8/01/27	1,070	1,258,299
Series I, 5.00%, 8/01/32	490	576,906
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,395,144
5.00%, 12/01/36	1,150	1,325,858
Dutchess County Resource Recovery Agency New York, RB, Solid Waste System, Series A (NPFGC), 5.40%, 1/01/13	1,700	1,735,054
Erie County Industrial Development Agency, RB, School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,689,820
5.25%, 5/01/32	1,000	1,160,290
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	750	791,025
(AGC), 5.00%, 2/15/47	4,300	4,564,751
(AGM), 5.00%, 2/15/47	4,580	4,861,991
(NPFGC), 4.50%, 2/15/47	17,525	18,017,102
(NPFGC), 5.00%, 2/15/47	550	583,864
(NPFGC), 5.00%, 2/15/47	3,415	3,601,801
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 4.87%, 3/01/39 (b)	5,000	1,392,900
CAB, Yankee Stadium (AGC), 5.01%, 3/01/43 (b)	4,330	954,462
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	8,800	8,952,944
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,777,615
Yankee Stadium (AGC), 6.38%, 1/01/39	1,000	1,178,190
Yankee Stadium (NPFGC), 5.00%, 3/01/36	2,250	2,342,520
Yankee Stadium (NPFGC), 5.00%, 3/01/46	9,650	9,951,176
New York City Transitional Finance Authority, RB:
Building Aid Revenue, Series S-1, 4.00%, 7/15/42	1,385	1,406,606
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,784,592
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,868,740
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,732,860
Future Tax Secured, Series C (NPFGC), 5.00%, 2/01/33	12,395	13,117,381

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York City Transitional Finance Authority, RB (concluded):
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/13 (c)	$2,445	$2,507,176
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/22	55	56,276
Series S-2 (AGM), 5.00%, 1/15/37	5,000	5,394,600
Series S-2 (NPFGC), 4.25%, 1/15/34	5,980	6,178,416
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured Revenue, Series A (NPFGC):
5.00%, 11/15/12 (c)	70	70,977
5.00%, 11/15/26	930	933,348
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	1,500	1,582,140
5.00%, 11/15/35	11,600	12,153,900
5.00%, 11/15/44	14,470	15,133,449
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,943,524
4 World Trade Center Project, 5.75%, 11/15/51	3,460	4,093,699
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,900	4,303,845
North Country Development Authority, Refunding RB (AGM), 6.00%, 5/15/15	630	675,505
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.00%, 10/15/32	11,200	12,189,072
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	571,975
Syracuse Industrial Development Agency New York, RB, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	3,432,028
Tompkins County Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	774,097
Town of Huntington New York, GO, Refunding (AMBAC), 5.50%, 4/15/13	455	472,035
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC):
6.40%, 4/01/13	1,745	1,813,840
6.40%, 4/01/17	555	688,150
		185,306,596
Education — 16.4%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	5,725	6,340,895
Madison County Industrial Development Agency New York, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/30	5,410	5,795,949
5.00%, 7/01/35	2,675	2,843,284
Monroe County Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,183,368
New York City Industrial Development Agency, Refunding RB, Nightingale-Bamford School (AMBAC), 5.25%, 1/15/18	1,275	1,297,772
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,413,770
New York City Trust for Cultural Resources, Refunding RB:
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,858,602
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,155,000
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A:
5.00%, 7/01/35	800	911,384
5.00%, 7/01/40	2,035	2,284,796

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	23

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	$2,075	$2,472,425
Fordham University, Series A, 5.00%, 7/01/28	325	375,515
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,801,100
General Purpose, Series A, 4.50%, 3/15/35	2,000	2,194,500
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/28	565	607,076
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/29	585	625,213
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/30	610	646,710
Mount Sinai School of Medicine, 5.13%, 7/01/39	665	733,003
New School (AGM), 5.50%, 7/01/43	4,050	4,611,735
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	6,234,754
New York University, Series B, 5.00%, 7/01/34	1,000	1,135,430
New York University, Series B, 5.00%, 7/01/37	600	700,014
New York University, Series B, 5.00%, 7/01/42	3,500	4,031,615
New York University, Series C, 5.00%, 7/01/38	2,000	2,209,620
New York State Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,143,010
Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	7,100	7,560,506
New York University, Series A, 5.00%, 7/01/37	4,775	5,570,945
Rockefeller University, Series B, 4.00%, 7/01/38	3,085	3,277,041
State University Educational Facilities, Series A, 5.00%, 5/15/29	1,000	1,186,240
Rensselaer County Industrial Development Agency New York, RB, Polytechnic Institute, Series B (AMBAC),
5.50%, 8/01/22	1,255	1,259,593
Schenectady County Capital Resource Corp, Refunding RB:
5.00%, 7/01/32	1,120	1,303,568
4.25%, 7/01/33	865	921,926
Tompkins County Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	582,645
5.25%, 7/01/36	860	974,234
Troy Industrial Development Authority, RB, Rensselaer Polytechnic Institute Project, Series E, 5.20%, 4/01/37	2,280	2,534,288
Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/36	4,750	5,081,122
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/44	500	534,855
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,374,460
		97,767,963
Health — 9.5%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 4/01/30	250	284,095
5.50%, 4/01/34	490	556,086
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	4,650	5,364,658
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,486,968
New York State Dormitory Authority, MRB, Montefiore Hospital (NPFGC), 5.00%, 8/01/33	1,500	1,558,890

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	$2,000	$2,287,200
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	6,500	7,049,835
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/36	5,000	5,169,200
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	4,016,283
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,100	1,292,005
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	2,075	2,359,856
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	1,500	1,523,895
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	1,950	1,976,345
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	640	697,690
New York State Dormitory Authority, Refunding RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,500	1,589,655
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	4,000	4,477,440
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	9,220	10,516,055
Saint Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	2,900	3,070,810
		56,276,966
Housing — 3.7%
Monroe County Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	855	857,505
6.25%, 2/01/31	1,125	1,127,385
New York City Housing Development Corp., RB, AMT:
Series A-1-A, 5.00%, 11/01/30	750	781,095
Series A-1-A, 5.45%, 11/01/46	1,335	1,381,031
Series C, 5.00%, 11/01/26	1,500	1,565,745
Series C, 5.05%, 11/01/36	2,000	2,073,160
Series H-1, 4.70%, 11/01/40	1,340	1,366,894
Series H-2-A, 5.20%, 11/01/35	840	875,977
Series H-2-A, 5.35%, 5/01/41	600	635,214
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 97, 5.50%, 4/01/31	750	750,840
Series 133, 4.95%, 10/01/21	520	544,081
Series 143, 4.85%, 10/01/27	1,100	1,143,285
Series 143, 4.90%, 10/01/37	872	898,472
Series 143 (NPFGC), 4.85%, 10/01/27	2,485	2,606,666
New York State HFA, RB:
Affordable Housing, Series B, 3.45%, 11/01/32 (d)	640	637,478
Affordable Housing, Series B, 4.00%, 11/01/47 (d)	1,000	995,080
State Philips Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,539,120
Yonkers Industrial Development Agency New York, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,528,961
		22,307,989

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
State — 6.7%
New York State Dormitory Authority, ERB, Series C, 5.00%, 12/15/31	$6,230	$7,084,195
New York State Dormitory Authority, RB:
Master BOCES Program Lease, (AGC), 5.00%, 8/15/28	1,750	1,986,023
Mental Health Services Facilities, Series B, 5.25%, 2/15/14 (c)	1,570	1,684,940
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,388,418
School Districts Financing Program, Series E (NPFGC), 5.75%, 10/01/30	6,900	6,954,786
New York State Dormitory Authority, Refunding RB:
Saint John’s University, Series A, 5.00%, 7/01/27 (d)	430	508,548
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	597,597
New York State Thruway Authority, RB:
Second General, Series B, 5.00%, 4/01/27	1,500	1,688,400
Series A (AMBAC), 5.00%, 4/01/26	4,380	4,921,499
New York State Urban Development Corp., RB:
Personal Income Tax, Series C-1 (NPFGC), 5.00%, 3/15/13 (c)	3,000	3,090,270
State Personal Income Tax, Series A, 3.50%, 3/15/28	1,500	1,584,615
State Personal Income Tax, State Facilities, Series A-1 (NPFGC), 5.00%, 3/15/14 (c)	5,000	5,382,900
		39,872,191
Tobacco — 1.2%
Tobacco Settlement Financing Corp. New York, RB:
Series A-1 (AMBAC), 5.25%, 6/01/20	5,000	5,200,700
Series B-1C, 5.50%, 6/01/22	1,900	1,980,218
		7,180,918
Transportation — 23.6%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	3,200	4,112,352
Series E, 5.00%, 11/15/42	395	443,984
Transportation, Series A, 5.00%, 11/15/27	1,000	1,168,110
Transportation, Series D, 5.25%, 11/15/41	4,000	4,571,280
Metropolitan Transportation Authority, Refunding RB:
Series A (AGM), 5.00%, 11/15/32	1,015	1,027,332
Series A (NPFGC), 5.13%, 11/15/22	1,390	1,406,902
Series B, 5.00%, 11/15/34	1,500	1,692,945
Transportation, Series D, 5.25%, 11/15/29	1,000	1,158,420
Transportation, Series F (NPFGC), 5.25%, 11/15/12 (c)	6,235	6,326,779
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction:
5.00%, 12/15/41	6,000	6,800,760
5.25%, 12/15/43	3,500	4,037,075
New York State Thruway Authority, RB:
Series F (AMBAC), 5.00%, 1/01/30	6,000	6,498,000
Series I, 5.00%, 1/01/37	3,685	4,172,489
Series I, 4.13%, 1/01/42	1,850	1,879,563
Series I, 5.00%, 1/01/42	2,250	2,536,020
New York State Thruway Authority, Refunding RB, Series G (AGM):
4.75%, 1/01/29	7,250	7,895,975
4.75%, 1/01/30	9,000	9,801,900
5.00%, 1/01/30	2,000	2,208,680
5.00%, 1/01/32	1,030	1,137,470

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Niagara Falls Bridge Commission, Refunding RB, Bridge System, Series A (AGC), 4.00%, 10/01/19	$1,900	$2,110,824
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,738,001
Port Authority of New York & New Jersey, RB:
124th Series, AMT (NPFGC), 5.00%, 8/01/36	500	501,480
163rd Series, 5.00%, 7/15/35	2,500	2,866,750
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/13	4,425	4,563,193
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/14	7,380	7,735,864
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	10,160	10,163,048
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,500	3,500,700
Triborough Bridge & Tunnel Authority, RB:
Sub-Series A (NPFGC), 5.25%, 11/15/30	6,000	6,312,900
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	1,965	2,067,730
Triborough Bridge & Tunnel Authority, Refunding RB:
Series C, 5.00%, 11/15/38	2,000	2,301,960
Series E (NPFGC), 5.25%, 11/15/23	6,500	6,585,605
Series E (NPFGC), 5.00%, 11/15/32	19,675	19,891,032
		140,215,123
Utilities — 9.7%
Buffalo Sewer Authority New York, Refunding RB, Series F (NPFGC), 6.00%, 7/01/13	1,175	1,226,301
Long Island Power Authority, RB:
General, Series A (AGM), 5.00%, 5/01/36	3,775	4,231,662
Series A (AMBAC), 5.00%, 9/01/29	7,000	7,508,060
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,804,530
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,238,360
Series A (AGC), 5.75%, 4/01/39	1,015	1,186,484
New York City Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	2,000	2,238,300
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,158,260
Second General Resolution, Series FF, 5.00%, 6/15/31	1,500	1,737,390
Series D (AGM), 5.00%, 6/15/37	9,000	9,957,240
Series DD, 5.00%, 6/15/32	6,750	7,749,540
Series DD (AGM), 4.50%, 6/15/39	1,000	1,058,070
Series FF, 4.00%, 6/15/45	1,975	2,025,204
Series FF, 5.00%, 6/15/45	2,100	2,408,154
New York State Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	2,100	2,437,386
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/33	1,040	1,206,400
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,712,366
		57,883,707
Total Municipal Bonds in New York		628,649,068

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	25

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 1.0%
Transportation — 0.7%
Guam International Airport Authority, Refunding RB, Series C, AMT (NPFGC):
5.25%, 10/01/21	$2,240	$2,243,920
5.25%, 10/01/22	2,050	2,053,321
		4,297,241
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,511,500
Total Municipal Bonds in Guam		5,808,741

Puerto Rico — 11.4%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,500	3,879,505
State — 6.9%
Commonwealth of Puerto Rico, GO, Refunding (NPFGC):
Public Improvement, Series A, 5.50%, 7/01/20	2,000	2,276,660
Sub-Series C-7, 6.00%, 7/01/27	2,000	2,254,800
Sub-Series C-7, 6.00%, 7/01/28	4,775	5,364,426
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (NPFGC), 5.57%, 7/01/31 (b)	22,030	7,792,452
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (AMBAC) (b):
5.98%, 7/01/35	3,900	1,010,256
6.10%, 7/01/43	8,000	1,247,440
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities Series M-3 (NPFGC), 6.00%, 7/01/28	2,850	3,216,339
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.63%, 8/01/30	2,000	2,118,120
5.75%, 8/01/37	7,150	7,999,920
(AGM), 5.00%, 8/01/40	2,100	2,264,535
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.55%, 8/01/41 (b)	12,800	2,615,808
CAB, Series A (NPFGC), 5.57%, 8/01/43 (b)	4,000	728,680
Senior Series C, 5.25%, 8/01/40	2,035	2,259,786
		41,149,222
Transportation — 3.1%
Puerto Rico Highway & Transportation Authority, RB:
Series G (NPFGC), 5.25%, 7/01/13 (c)	655	685,025
Series G (NPFGC), 5.25%, 7/01/13 (c)	345	360,815
Series Y (AGM), 6.25%, 7/01/21	6,275	7,574,992
Puerto Rico Highway & Transportation Authority, Refunding RB (AGM):
Series AA-1, 4.95%, 7/01/26	3,660	3,984,459
Series CC, 5.50%, 7/01/29	2,500	3,044,300
Series CC, 5.50%, 7/01/31	2,500	3,046,725
		18,696,316
Utilities — 0.7%
Puerto Rico Electric Power Authority, RB, Series RR (NPFGC), 5.00%, 7/01/24	1,000	1,076,020
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/30	3,000	3,357,420
		4,433,440
Total Municipal Bonds in Puerto Rico		68,158,483
Total Municipal Bonds — 118.1%		702,616,292

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 40.9%
County/City/Special District/School District — 16.6%
City of New York New York, GO:
Series J, 5.00%, 5/15/23	$6,750	$7,253,482
Sub-Series C-3 (AGC), 5.75%, 8/15/28	14,400	18,106,272
New York City Transitional Finance Authority, RB, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,765,283
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	20,000	20,955,000
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,220,980
7 World Trade Center Project, 4.00%, 9/15/35	2,490	2,572,369
7 World Trade Center Project, 5.00%, 9/15/40	3,645	4,142,506
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	6,000	6,938,820
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC):
5.25%, 10/15/27	13,000	14,218,945
5.00%, 10/15/32	16,000	17,500,240
		98,673,897
Education — 3.3%
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/35	5,198	6,001,271
New York State Dormitory Authority, RB, New York University, Series A:
5.00%, 7/01/38	6,498	7,179,412
(AMBAC), 5.00%, 7/01/37	5,707	6,214,613
		19,395,296
State — 2.7%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	9,488,060
New York State Dormitory Authority, RB, Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	6,297	6,827,171
		16,315,231
Transportation — 14.2%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	9,739	11,414,992
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	3,901	4,377,863
New York Liberty Development Corp., RB, 1 World Trade Center Project, 5.25%, 12/15/43	18,000	20,762,100
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	16,000	17,669,440
New York State Thruway Authority, Refunding RB, Series H (AGM), 5.00%, 1/01/37	10,000	10,888,400
Port Authority of New York & New Jersey, RB:
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,679,575
Consolidated, 169th Series, 5.00%, 10/15/25	7,990	9,357,868
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	6,000	6,990,240
		84,140,478

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Utilities — 4.1%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	$4,094	$4,935,657
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution:
Fiscal 2012, Series B, 5.00%, 6/15/44	3,991	4,582,778
Series HH, 5.00%, 6/15/32	9,900	11,549,439
Series FF-2, 5.50%, 6/15/40	2,759	3,250,377
		24,318,251
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.9%		242,843,153
Total Long-Term Investments (Cost — $872,069,136) — 159.0%		945,459,445

Short-Term Securities	Shares
BIF New York Municipal Money Fund 0.00%, (f)(g)	10,257,884	10,257,884
Total Short-Term Securities
(Cost — $10,257,884) — 1.7%		10,257,884
Total Investments (Cost — $882,327,020) — 160.7%		955,717,329
Other Assets Less Liabilities — 0.8%		4,805,047
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.8)%		(118,015,086)
VRDP Shares, at Liquidation Value — (41.7)%		(247,700,000)
Net Assets Applicable to Common Shares — 100.0%		$594,807,290

(a)		Variable rate security. Rate shown is as of report date.

(b)		Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)		US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)		When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	$508,548	$5,409
JPMorgan Chase & Co.	$1,632,558	$(7,442)

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF New York Municipal Money Fund	14,521,616	(4,263,732)	10,257,884	$132

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes,the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$945,459,445	—	$945,459,445
Short-Term Securities	$10,257,884	—	—	10,257,884
Total	$10,257,884	$945,459,445	—	$955,717,329

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(117,960,366)	—	$(117,960,366)
VRDP Shares	—	(247,700,000)	—	(247,700,000)
Total	—	$(365,660,366)	—	$(365,660,366)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	27

Schedule of Investments July 31, 2012	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$4,209,378
Alaska — 2.0%
Alaska Housing Finance Corp, RB:
Series A, 4.13%, 12/01/37	3,455	3,504,717
General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,096,280
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	3,106,358
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	12,332,555
		21,039,910
Arizona — 0.5%
Maricopa County & Phoenix Industrial Development Authorities, Refunding RB, S/F, Series A-2, AMT (Ginnie Mae), 5.80%, 7/01/40	1,040	1,071,595
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,725	4,244,563
		5,316,158
California — 13.8%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24 (a)	10,000	10,777,000
California Health Facilities Financing Authority, Refunding RB:
Saint Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,790,343
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,865,472
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	3,340	3,457,267
California State University, RB, Systemwide, Series A:
5.50%, 11/01/39	1,525	1,747,299
(NPFGC), 5.00%, 11/01/32	9,865	10,151,677
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	3,545	4,025,028
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,411,157
Saint Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,358,320
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,094,408
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	12,802,430
Series A-1, 5.75%, 3/01/34	2,300	2,643,965
Coast Community College District, GO, Refunding, Election of 2002, Series C (AGM), 5.41%, 8/01/33 (b)	8,100	2,638,656
County of Sacramento California, RB, Senior Series A (AGM), 5.00%, 7/01/41	12,500	13,570,375
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 6.01%, 8/01/34 (b)	5,000	1,359,800
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	5,800	6,252,226
Grossmont Union High School District, GO, CAB, Election of 2004, 4.69%, 8/01/31 (b)	5,110	2,117,840
Long Beach Unified School District, GO, Election of 2008, Series B, 4.90%, 8/01/34 (b)	5,000	1,724,750
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,200	1,352,808
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 5.24%, 8/01/38 (b)	7,620	1,984,553

Municipal Bonds	Par (000)	Value
California (concluded)
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	$2,500	$2,806,775
Port of Oakland, Refunding RB, Series M (NPFGC), 5.38%, 11/01/27	8,030	8,093,036
Poway Unified School District, GO, Refunding, CAB (b):
School Facilities Improvement, 4.94%, 8/01/35	7,820	2,544,237
School Facilities Improvement, Election of 2008, Series B, 4.96%, 8/01/36	10,000	3,085,500
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 4.99%, 8/01/38 (b)	12,940	3,591,626
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,425,883
San Diego Unified School District California, GO, Refunding, CAB, Series R-1, 4.64%, 7/01/31 (b)	3,485	1,464,223
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,241,128
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	2,036,592
5.00%, 8/01/38	1,600	1,789,168
State of California, GO:
5.50%, 3/01/40	1,020	1,170,909
5.00%, 10/01/41	2,555	2,788,246
Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,582
State of California, GO, Refunding:
5.00%, 2/01/38	4,000	4,386,480
Various Purpose, 5.00%, 9/01/41	2,700	2,944,674
Various Purpose, 5.00%, 4/01/42	2,000	2,189,160
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 4.94%, 8/01/36 (b)	6,545	2,029,408
West Valley-Mission Community College District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	4,026,420
		142,749,421
Connecticut — 0.2%
Connecticut HFA, Refunding RB, Sub-Series E-2, 5.00%, 11/15/31	1,910	2,077,774
Florida — 14.1%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	13,100	14,824,484
Broward County Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,250	2,686,657
City of Jacksonville, Refunding RB, Transportation, Series A, 5.00%, 10/01/30	770	881,527
Collier County School Board, COP (AGM), 5.00%, 2/15/23	5,000	5,621,000
County of Lee Florida, Refunding RB, Series A, AMT:
5.63%, 10/01/26	2,600	2,960,074
5.38%, 10/01/32	3,440	3,787,543
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	7,245,540
Series B-1, 5.75%, 7/01/33	3,700	4,275,979
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	11,700	13,051,116

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, Refunding RB:
Miami International Airport (AGC), 5.00%, 10/01/40	$11,000	$11,544,940
Miami International Airport, AMT (NPFGC), 5.38%, 10/01/25	7,500	7,530,750
Miami International Airport, AMT (NPFGC), 5.38%, 10/01/27	1,000	1,003,570
Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	19,020	20,672,648
Series C, (BHAC), 6.00%, 10/01/23	20,095	24,827,774
Transit System Sales Surtax (AGM), 5.00%, 7/01/35	2,800	3,057,012
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	2,053,800
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,000	13,881,480
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,650,965
		145,556,859
Georgia — 1.7%
Burke County Development Authority, Refunding RB, Oglethorpe Power Corp., Vogtle Project, Series C, 5.70%, 1/01/43	6,450	7,025,533
City of Atlanta Georgia, Refunding RB, General, Series B (AGM), 5.25%, 1/01/33	10,000	10,660,600
		17,686,133
Illinois — 17.6%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	6,470	7,542,855
Chicago Park District, GO, Harbor Facilities, Series C:
5.25%, 1/01/37	4,000	4,512,600
5.25%, 1/01/40	1,505	1,701,388
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,850,931
City of Chicago Illinois, ARB:
O’Hare International Airport, General Third Lien, Series A, 5.75%, 1/01/39	9,000	10,608,660
O’Hare International Airport, General, Third Lien, Series B-2, AMT (NPFGC), 5.25%, 1/01/27	10,000	10,302,500
O’Hare International Airport, Third Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	26,230	27,790,160
City of Chicago Illinois, ARB Refunding, O’Hare International Airport, General, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	16,400	16,795,076
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC) (b):
4.45%, 1/01/29	4,000	1,942,080
4.77%, 1/01/33	7,950	3,036,582
City of Chicago Illinois, Refunding RB, Water System, Second Lien, Series A (AMBAC), 5.00%, 11/01/36	3,500	3,772,860
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	890	996,649
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	775	867,868
Illinois Finance Authority, RB, Series A, 5.75%, 8/15/34	8,700	9,663,873
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	6,173,423
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	17,935	19,200,314
5.25%, 2/01/35	15,000	16,213,950
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,433,120
(BHAC), 5.50%, 1/01/33	2,000	2,226,000

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Kane, Kendall, Etc. Counties Community College District No. 516 Illinois, GO, CAB, Series E (NPFGC), 4.86%, 12/15/25 (b)	$5,000	$2,632,200
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (b):
4.21%, 12/15/26	9,600	5,275,008
4.66%, 6/15/32	14,000	5,604,900
4.79%, 12/15/34	41,880	14,523,984
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 5.12%, 6/15/44 (b)	9,430	1,882,417
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	1,978,307
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,247,880
		182,775,585
Indiana — 2.9%
City of Indianapolis Indiana, Refunding RB, Second Lien, Series B (AGC), 5.25%, 8/15/27	5,000	5,597,750
Indiana Finance Authority Wastewater Utility, RB, Wastewater Utility, 5.25%, 10/01/38	2,900	3,356,460
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	4,136,517
Series B 5.75%, 1/01/34	1,050	1,110,480
Series B 6.00%, 1/01/39	5,000	5,831,400
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,900	3,313,163
(AGC), 5.25%, 1/01/29	1,350	1,531,116
(AGC), 5.50%, 1/01/38	4,250	4,823,410
		29,700,296
Iowa — 3.3%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	12,650	14,364,707
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	4,530	5,081,981
5.70%, 12/01/27	4,530	5,085,831
5.75%, 12/01/28	2,400	2,688,672
5.80%, 12/01/29	3,060	3,429,770
5.85%, 12/01/30	3,170	3,545,867
		34,196,828
Kentucky — 1.0%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,625,000
Louisville & Jefferson County Metropolitan Sewer District Kentucky, RB, Series A (NPFGC), 5.25%, 5/15/37	5,000	5,378,200
		10,003,200
Louisiana — 1.1%
New Orleans Aviation Board Louisiana, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,405	6,907,600
Parish of St. Charles Louisiana Gulf Opportunity Zone, RB, Valero Project, Series 2010, 4.00%, 12/01/40 (c)	4,270	4,517,276
		11,424,876
Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1 AMT, 4.00%, 11/15/27	920	947,894

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 3.9%
Massachusetts HFA, RB:
S/F Housing, Series 128, AMT (AGM), 4.88%, 12/01/38 (c)	$11,015	$11,319,344
Series B, 7.00%, 12/01/38	3,150	3,628,233
Massachusetts HFA, Refunding RB:
Housing Development, Series B (NPFGC), 5.40%, 12/01/28	1,835	1,837,055
Rental Housing, Series A, AMT (AGM), 5.15%, 7/01/26	12,005	12,187,836
Series C, AMT, 5.35%, 12/01/42	3,100	3,324,347
Massachusetts Port Authority, Refunding RB, BOSFUEL Project, AMT (NPFGC), 5.00%, 7/01/38	8,275	8,532,684
		40,829,499
Michigan — 7.0%
City of Detroit Michigan, RB, Series B (AGM):
Second Lien, 6.25%, 7/01/36	1,075	1,255,181
Second Lien, 7.00%, 7/01/36	500	607,690
Senior Lien, 7.50%, 7/01/33	1,000	1,257,100
City of Detroit Michigan, Refunding RB:
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,500	1,798,575
Senior Lien, Series D, (AGM), 5.00%, 7/01/23	5,000	5,320,150
Series D (NPFGC), 5.00%, 7/01/33	5,000	5,101,250
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	410	453,517
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	3,185	3,773,715
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,125	3,658,375
Series I (AGC), 5.25%, 10/15/24	1,750	2,096,325
Series I (AGC), 5.25%, 10/15/25	3,250	3,881,410
Series I-A, 5.38%, 10/15/36	2,075	2,391,168
Series II-A, 5.38%, 10/15/41	1,900	2,184,658
Series II-A (AGM), 5.25%, 10/15/36	8,040	9,213,679
Michigan State HDA, RB, Series C, 5.50%, 12/01/28	2,735	2,964,385
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A (Syncora), 5.50%, 6/01/30	2,500	2,541,225
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	11,414,400
5.25%, 9/15/26	6,650	7,428,582
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,332,050
		72,673,435
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,592,025
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities and Expansion and Renovation Project, Series A, 5.00%, 6/01/41	2,000	2,254,780
Nebraska — 0.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,825	2,997,692
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,650,545
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	5,170	5,795,777
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	19,250	20,270,635
		28,716,957

Municipal Bonds	Par (000)	Value
New Jersey — 4.8%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/34	$4,000	$4,398,280
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1:
(AMBAC), 5.50%, 9/01/24	6,500	8,290,750
(NPFGC), 5.50%, 9/01/28	1,685	2,176,632
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	1,250	1,441,400
5.50%, 12/01/26	1,800	2,058,696
5.75%, 12/01/28	200	229,884
5.88%, 12/01/33	6,895	7,756,048
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 4.69%, 12/15/35 (b)	18,525	6,266,081
CAB, Series C (AGC), 3.91%, 12/15/25 (b)	10,000	5,959,000
Series A (NPFGC), 5.75%, 6/15/25	4,000	5,173,240
Series B, 5.25%, 6/15/36	4,970	5,726,484
		49,476,495
New York — 3.2%
City of New York New York, GO, Series J, 5.25%, 5/15/24	10,000	10,886,800
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	1,920	2,250,374
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	8,398,618
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,765,385
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/37	3,210	3,634,651
Port Authority of New York & New Jersey, Refunding RB, Consolidated 172nd Series, AMT, 4.50%, 4/01/37	3,970	4,266,043
		33,201,871
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,075	2,205,808
Ohio — 0.6%
County of Allen Ohio, Refunding RB, Catholic HealthCare Partners, Series A, 5.00%, 5/01/42	2,030	2,214,710
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,748,830
		5,963,540
Pennsylvania — 2.6%
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	15,600	17,010,864
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	3,166,349
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,957,980
		27,135,193
Puerto Rico — 3.4%
Puerto Rico Electric Power Authority, RB, Series A, 5.00%, 7/01/42	3,650	3,756,288
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	2,000	2,237,740
6.38%, 8/01/39	10,195	12,077,303
5.50%, 8/01/42	5,155	5,554,873
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.55%, 8/01/41 (b)	7,500	1,532,700
CAB, Series A (NPFGC), 5.56%, 8/01/42 (b)	3,190	616,276
CAB, Series C, 5.39%, 8/01/38 (b)	9,400	2,358,084
CAB, Series C, 5.43%, 8/01/39 (b)	24,000	5,649,120
First Sub-Series C, 6.00%, 8/01/39	1,180	1,353,260
		35,135,644

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina — 0.4%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	$3,600	$4,353,372
Tennessee — 0.1%
Memphis Center City Revenue Finance Corp., RB, Pyramid and Pinch Distribution, Series B (AGM), 5.25%, 11/01/30	485	575,569
Texas — 11.9%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A:
(AGC), 6.00%, 11/15/35	5,700	6,950,295
(AGC), 5.38%, 11/15/38	3,650	4,232,175
(AGM), 5.00%, 11/15/36	10,000	11,392,100
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/34	10,000	12,431,300
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC), 5.63%, 11/01/26	5,670	5,688,257
Grand Prairie ISD Texas, GO, Refunding, CAB, 5.38%, 8/15/28 (b)	10,000	4,265,800
Harris County Hospital District, Refunding RB, Senior Lien, Series A (NPFGC), 5.25%, 2/15/37	4,055	4,296,394
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,662,400
North Texas Tollway Authority, Refunding RB:
First Tier, Series A, 6.00%, 1/01/28	6,275	7,410,336
First Tier, System, Series A (NPFGC), 5.13%, 1/01/28	20,000	22,226,000
First Tier, System, Series B (NPFGC), 5.75%, 1/01/40	10,000	11,195,300
Texas Department of Housing & Community Affairs, MRB, Series A, AMT (NPFGC), 5.45%, 9/01/23	3,805	3,811,202
Texas State Turnpike Authority, RB (AMBAC):
CAB, 5.96%, 8/15/31 (b)	20,265	6,624,021
First Tier, Series A, 5.50%, 8/15/39	5,500	5,543,285
First Tier, Series A, 5.00%, 8/15/42	6,900	6,901,794
		123,630,659
Utah — 1.5%
Utah Transit Authority, Refunding RB, CAB, Sub-Series A (b):
(AGC), 3.61%, 6/15/20	10,000	7,546,300
(NPFGC), 4.46%, 6/15/24	13,930	8,255,615
		15,801,915
Vermont — 0.2%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (c)	1,880	2,000,771
Washington — 1.1%
Washington Health Care Facilities Authority, RB, Series A:
5.00%, 10/01/39	1,125	1,221,795
5.25%, 10/01/39	2,725	3,023,769
5.00%, 8/15/44	1,020	1,107,149
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,460,776
		11,813,489
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	3,745	4,151,745
SynergyHealth Inc., 6.00%, 11/15/32	3,395	3,551,747
		7,703,492
Total Municipal Bonds — 104.3%		1,080,746,518

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Arizona — 1.5%
Arizona School Facilities Board, COP (AGC), 5.13%, 9/01/21	$10,000	$11,440,500
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	3,500	3,890,005
		15,330,505
California — 11.7%
Alameda County Joint Powers Authority, Refunding RB, Lease (AGM), 5.00%, 12/01/34	6,990	7,612,879
California State University, RB, Systemwide, Series A (AGM):
5.00%, 11/01/33	7,996	8,746,524
5.00%, 11/01/37	18,435	20,931,954
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	21,719,400
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	8,250,975
Las Virgenes Unified School District California, GO, Series A (AGM), 5.00%, 8/01/31	10,000	10,799,897
Los Angeles Community College District California, GO, Refunding, Series A, 6.00%, 8/01/33	5,248	6,390,334
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	12,050,315
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,227,857
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	9,370	10,404,823
San Francisco Bay Area Rapid Transit District, RB (AGM), 5.00%, 7/01/36	10,000	10,707,251
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,651,432
		121,493,641
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	2,469	2,822,554
Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,010	5,718,514
District of Columbia — 2.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,595	3,243,421
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35	4,281	5,210,872
Metropolitan Washington Airports Authority, RB, Series B, AMT (AMBAC), 5.00%, 10/01/32	10,000	10,717,500
Metropolitan Washington Airports Authority, Refunding RB, Series B AMT, 5.00%, 10/01/30	6,880	7,902,162
		27,073,955
Florida — 3.8%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32	3,300	3,570,864
County of Miami Dade Florida, RB (XLCA), 5.00%, 7/01/31	19,800	21,283,020
County of Miami-Dade Florida, RB, Transit System, Sales Surtax, 5.00%, 7/01/42 (e)	4,840	5,430,819
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	3,299	3,792,079
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (c)	5,400	5,773,032
		39,849,814
Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Third Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	11,346,170

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Hawaii — 1.0%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	$9,830	$10,710,277
Illinois — 3.5%
City of Chicago Illinois, GO, Refunding, Series A (AGC), 5.25%, 1/01/24	11,000	12,547,260
City of Chicago Illinois, RB:
Motor Fuel Tax, Series A (AGC), 5.00%, 1/01/38	4,000	4,253,000
Sales Tax Revenue, Series A, 5.00%, 1/01/41	2,190	2,460,881
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	12,335,100
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	720	800,481
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	3,499	3,975,139
		36,371,861
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,949,356
Louisiana — 1.1%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	10,000	11,063,100
Michigan — 1.2%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	11,600	12,848,044
Nevada — 0.6%
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	510	631,795
5.75%, 7/01/34	4,813	6,059,190
		6,690,985
New Jersey — 1.3%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	13,456,100
New York — 5.0%
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 6/15/37	17,567	19,869,482
Port Authority of New York & New Jersey, RB, 155th Series, AMT (AGM), 5.13%, 7/15/30	19,500	20,900,685
Port Authority of New York & New Jersey, RB, Consolidated, 143rd Series, 5.00%, 10/01/30	5,180	5,667,024
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	4,500	5,201,685
		51,638,876
North Carolina — 1.0%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	9,466	9,864,767
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	4,990	5,528,247
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	1,520	1,726,963
		7,255,210
Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	6,540	7,262,572
South Carolina — 0.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	4,428	4,759,605

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
South Dakota — 0.2%
South Dakota HDA, Refunding RB, Homeownership Mortgage, Series K, 5.05%, 5/01/36	$2,234	$2,281,891
Texas — 4.0%
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	14,240,759
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	11,393,300
North East ISD Texas, GO, School Building, Series A, 5.00%, 8/01/37	3,500	3,982,930
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	11,919,300
		41,536,289
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,537,084
Washington — 5.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	16,770	19,401,716
County of King Washington, RB (AGM), 5.00%, 1/01/37	15,785	17,884,749
Port of Seattle Washington, Refunding RB, Series B, AMT (NPFGC), 5.20%, 7/01/29	20,565	20,926,852
		58,213,317
Wisconsin — 2.0%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	10,000	12,427,900
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	7,459	8,275,745
		20,703,645
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.1%		529,778,132
Total Long-Term Investments (Cost — $1,450,143,620) — 155.4%		1,610,524,650

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	21,624,366	21,624,366
Total Short-Term Securities (Cost — $21,624,366) — 2.1%		21,624,366
Total Investments (Cost — $1,471,767,986) — 157.5%		1,632,149,016
Other Assets Less Liabilities — 0.9%		9,529,604
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (24.0)%		(249,256,952)
VRDP Shares, at Liquidation Value — (34.4)%		(356,400,000)
Net Assets Applicable to Common Shares — 100.0%		$1,036,021,668

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co.	$5,430,819	$50,578

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
FFI Institutional Tax-Exempt Fund	4,703,282	16,921,084	21,624,366	$4,632

(g)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,610,524,650	—	$1,610,524,650
Short-Term Securities	$21,624,366	—	—	21,624,366
Total	$21,624,366	$1,610,524,650	—	$1,632,149,016

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(249,148,158)	—	$(249,148,158)
VRDP Shares	—	(356,400,000)	—	(356,400,000)
Total	—	$(605,548,158)	—	$(605,548,158)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	33

Statements of Assets and Liabilities

July 31, 2012	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Assets
Investments at value — unaffiliated[1]	$557,498,796	$933,431,224	$281,542,047	$945,459,445	$1,610,524,650
Investments at value — affiliated[2]	—	4,870,908	6,554,292	10,257,884	21,624,366
Interest receivable	5,423,178	12,724,243	2,939,955	9,860,591	17,065,236
Investments sold receivable	12,185,131	2,911,935	—	70,000	1,851,983
Deferred offering costs	185,487	323,650	228,640	430,874	566,507
TOB trust receivable	825,000	—	—	—	2,420,000
Prepaid expenses	7,820	12,947	4,138	13,445	23,725
Total assets	576,125,412	954,274,907	291,269,072	966,092,239	1,654,076,467

Accrued Liabilities
Bank overdraft	1,860,269	—	—	—	—
Investments purchased payable	11,206,909	14,038,074	3,176,086	2,143,139	6,505,408
Income dividends payable — Common Shares	1,651,336	2,611,451	834,424	2,801,669	4,870,135
Investment advisory fees payable	241,446	392,802	120,548	403,644	687,676
Officer’s and Directors’ fees payable	626	123,451	355	133,354	222,574
Interest expense and fees payable	36,311	111,809	6,584	54,720	108,794
Other accrued expenses payable	63,257	64,436	37,224	88,057	112,054
Total accrued liabilities	15,060,154	17,342,023	4,175,221	5,624,583	12,506,641

Other Liabilities
TOB trust certificates	88,920,856	199,873,663	16,718,184	117,960,366	249,148,158
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000
Total other liabilities	219,920,856	366,373,663	104,018,184	365,660,366	605,548,158
Total liabilities	234,981,010	383,715,686	108,193,405	371,284,949	618,054,799
Net Assets Applicable to Common Shareholders	$341,144,402	$570,559,221	$183,075,667	$594,807,290	$1,036,021,668

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$299,504,939	$492,292,542	$162,518,767	$533,755,221	$951,356,862
Undistributed net investment income	4,768,337	8,249,950	1,900,424	8,756,672	15,519,850
Accumulated net realized loss	(14,457,172)	(9,958,244)	(1,800,224)	(21,094,912)	(91,236,074)
Net unrealized appreciation/depreciation	51,328,298	79,974,973	20,456,700	73,390,309	160,381,030
Net Assets Applicable to Common Shareholders	$341,144,402	$570,559,221	$183,075,667	$594,807,290	$1,036,021,668
Net asset value per Common Share	$15.18	$16.60	$15.14	$15.07	$15.32
[1] Investments at cost — unaffiliated	$506,170,498	$853,456,251	$261,085,347	$872,069,136	$1,450,143,620
[2] Investments at cost — affiliated	—	$4,870,908	$6,554,292	$10,257,884	$21,624,366
[3] VMTP/VRDP Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized	8,180	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, 200 million shares authorized, $ 0.10 par value	22,467,163	34,361,200	12,093,097	39,460,127	67,640,758

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2012

Statements of Operations

Year Ended July 31, 2012	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Investment Income
Interest	$23,931,955	$39,575,850	$12,658,265	$41,945,315	$73,799,532
Income — affiliated	1,465	5,166	—	5,749	13,917
Total income	23,933,420	39,581,016	12,658,265	41,951,064	73,813,449

Expenses
Investment advisory	2,866,478	4,468,544	1,362,443	4,561,611	7,793,199
Liquidity fees	—	1,146,979	601,389	1,706,347	2,455,156
Remarketing fees on Preferred Shares	85,164	149,850	78,570	222,930	320,760
Professional	119,117	138,778	79,233	139,002	183,233
Accounting services	91,439	130,349	81,280	144,651	194,630
Officer and Directors	44,775	77,783	23,499	82,085	138,410
Transfer agent	47,899	36,618	17,948	40,061	79,224
Custodian	29,281	38,505	16,159	39,458	64,277
Printing	16,714	40,416	26,044	27,651	29,309
Registration	9,280	11,752	9,245	13,479	23,241
Miscellaneous	52,856	164,552	86,618	193,074	267,265
Total expenses excluding interest expense, fees and amortization of
offering costs	3,363,003	6,404,126	2,382,428	7,170,349	11,548,704
Interest expense, fees and amortization of offering costs[1]	1,471,194	2,243,015	595,165	2,157,251	3,654,413
Total expenses	4,834,197	8,647,141	2,977,593	9,327,600	15,203,117
Less fees waived by advisor	(174,809)	(17,070)	(1,544)	(20,899)	(12,765)
Total expenses after fees waived	4,659,388	8,630,071	2,976,049	9,306,701	15,190,352
Net investment income	19,274,032	30,950,945	9,682,216	32,644,363	58,623,097

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,012,054	9,331,964	1,422,374	1,616,540	7,487,356
Financial futures contracts	(1,808,976)	(2,052,229)	(779,708)	(3,238,992)	(5,254,153)
	6,203,078	7,279,735	642,666	(1,622,452)	2,233,203
Net change in unrealized appreciation/depreciation on:
Investments	41,534,236	71,266,940	19,479,015	66,727,494	139,643,306
Financial futures contracts	274,122	—	178,641	519,262	1,432,212
	41,808,358	71,266,940	19,657,656	67,246,756	141,075,518
Total realized and unrealized gain	48,011,436	78,546,675	20,300,322	65,624,304	143,308,721

Dividends to AMPS Shareholders From
Net investment income	(130,644)	—	—	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$67,154,824	$109,497,620	$29,982,538	$98,268,667	$201,931,818

[1]	Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.
ANNUAL REPORT	JULY 31, 2012	35

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$19,274,032	$19,996,239	$30,950,945	$31,308,367
Net realized gain (loss)	6,203,078	(5,411,971)	7,279,735	(4,612,878)
Net change in unrealized appreciation/depreciation	41,808,358	(5,414,974)	71,266,940	(8,190,700)
Dividends to AMPS Shareholders from net investment income	(130,644)	(479,559)	—	(767,289)
Net increase in net assets applicable to Common Shareholders resulting from operations	67,154,824	8,689,735	109,497,620	17,737,500

Dividends to Common Shareholders From
Net investment income	(19,801,506)	(19,768,276)	(30,736,093)	(29,808,341)

Capital Share Transactions
Reinvestment of common dividends	434,788	767,545	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	47,788,106	(10,310,996)	78,761,527	(12,070,841)
Beginning of year	293,356,296	303,667,292	491,797,694	503,868,535
End of year	$341,144,402	$293,356,296	$570,559,221	$491,797,694
Undistributed net investment income	$4,768,337	$5,432,633	$8,249,950	$7,842,146

	BlackRock MuniYield		BlackRock MuniYield
	Michigan Quality Fund II, Inc. (MYM) Year Ended July 31,		New York Quality Fund, Inc. (MYN) Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$9,682,216	$10,384,846	$32,644,363	$34,301,968
Net realized gain (loss)	642,666	(8,833)	(1,622,452)	(7,030,663)
Net change in unrealized appreciation/depreciation	19,657,656	(3,139,760)	67,246,756	(10,452,591)
Dividends to AMPS Shareholders from net investment income	—	(376,980)	—	(1,105,803)
Net increase in net assets applicable to Common Shareholders resulting from operations	29,982,538	6,859,273	98,268,667	15,712,911

Dividends to Common Shareholders From
Net investment income	(10,519,402)	(10,355,821)	(33,617,202)	(33,574,394)

Capital Share Transactions
Reinvestment of common dividends	336,204	—	97,586	107,768

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	19,799,340	(3,496,548)	64,749,051	(17,753,715)
Beginning of year	163,276,327	166,772,875	530,058,239	547,811,954
End of year	$183,075,667	$163,276,327	$594,807,290	$530,058,239
Undistributed net investment income	$1,900,424	$2,555,428	$8,756,672	$9,225,192

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2012

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$58,623,097	$60,306,907
Net realized gain (loss)	2,233,203	(8,829,974)
Net change in unrealized appreciation/depreciation	141,075,518	(23,059,984)
Dividends to AMPS Shareholders from net investment income	—	(1,979,653)
Net increase in net assets applicable to Common Shareholders resulting from operations	201,931,818	26,437,296

Dividends to Common Shareholders From
Net investment income	(58,495,073)	(58,264,384)

Capital Share Transactions
Reinvestment of common dividends	1,599,734	2,578,449

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	145,036,479	(29,248,639)
Beginning of year	890,985,189	920,233,828
End of year	$1,036,021,668	$890,985,189
Undistributed net investment income	$15,519,850	$15,431,895

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	37

Statements of Cash Flows

Year Ended July 31, 2012	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$67,285,468	$109,497,620	$29,982,538	$98,268,667	$201,931,818
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(294,232)	(625,821)	42,497	(374,200)	(164,340)
Decrease in income receivable — affiliated	—	335	—	363	610
Decrease in cash pledged as collateral for financial futures contracts	140,000	—	94,000	350,400	726,000
Decrease in prepaid expenses	13,825	25,247	68,433	183,144	26,651
Decrease in other assets	—	92,598	—	100,206	168,169
Increase in investment advisory fees payable	31,699	38,481	10,630	41,641	75,725
Increase (decrease) in interest expense and fees payable	(1,869)	(14,996)	(17,102)	8,122	(7,480)
Increase (decrease) in other accrued expenses payable	(69,145)	33,054	13,977	(73,547)	(14,954)
Increase (decrease) in variation margin payable	(105,688)	—	(57,093)	(301,125)	(552,188)
Increase (decrease) in Officer’s and Directors’ fees payable	(1,097)	32,038	(425)	28,339	216,522
Net realized and unrealized gain on investments	(49,546,290)	(80,598,904)	(20,901,389)	(68,344,034)	(147,130,662)
Amortization of premium and accretion of discount on investments	1,316,392	2,172,448	(12,166)	746,563	(2,986,128)
Amortization of deferred offering costs	36,044	311,159	181,912	461,017	729,518
Proceeds from sales of long-term investments	173,804,423	296,245,660	51,672,662	148,643,454	271,135,564
Purchases of long-term investments	(214,903,181)	(327,276,519)	(54,887,867)	(189,505,102)	(295,221,126)
Net proceeds from sales (purchases) of short-term securities	14,238,965	10,405,498	(3,536,024)	4,263,732	(16,921,084)
Cash provided by (used for) operating activities	(8,054,686)	10,337,898	2,654,583	(5,502,360)	12,012,615

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of VMTP Shares	131,000,000	—	—	—	—
Cash payments on redemption of AMPS	(131,000,000)	—	—	—	—
Cash receipts from TOB trust certificates	29,599,343	39,866,881	7,688,184	61,942,925	55,891,823
Cash payments for TOB trust certificates	(3,686,421)	(19,415,633)	—	(22,597,363)	(10,767,062)
Cash dividends paid to Common Shareholders	(19,364,478)	(30,650,190)	(10,192,984)	(33,519,145)	(56,887,469)
Cash dividends paid to AMPS Shareholders	(132,496)	—	—	—	—
Cash payments for offering costs	(221,531)	(138,956)	(89,976)	(238,389)	(218,566)
Increase (decrease) in bank overdraft	1,860,269	—	(59,807)	(85,668)	(31,341)
Cash provided by (used for) financing activities	8,054,686	(10,337,898)	(2,654,583)	5,502,360	(12,012,615)

Cash
Net change in cash	—	—	—	—	—
Cash at beginning of year	—	—	—	—	—
Cash at end of year	—	—	—	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$1,437,018	$1,946,852	$430,355	$1,688,112	$2,851,618

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$434,788	—	$336,204	$97,586	$1,599,734

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

					Period October 1, 2007 to July 31, 2008	Year Ended September 30, 2007

	Year Ended July 31,
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.07	$13.57	$12.27	$12.84	$13.72	$14.15
Net investment income[1]	0.86	0.89	0.92	0.90	0.78	0.97
Net realized and unrealized gain (loss)	2.14	(0.49)	1.26	(0.71)	(0.91)	(0.45)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.12)	(0.25)	(0.33)
Net increase (decrease) from investment operations	2.99	0.38	2.16	0.07	(0.38)	0.19
Dividends to Common Shareholders from net investment income	(0.88)	(0.88)	(0.86)	(0.64)	(0.50)	(0.62)
Net asset value, end of period	$15.18	$13.07	$13.57	$12.27	$12.84	$13.72
Market price, end of period	$15.55	$12.46	$14.26	$11.40	$11.30	$12.39

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	23.64%	3.19%	18.04%	1.58%	(2.41)%[3]	1.73%
Based on market price	32.85%	(6.38)%	33.51%	7.24%	(4.89)%[3]	0.31%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.52%	1.30%	1.28%	1.66%	1.55%[5]	1.61%
Total expenses after fees waived and paid indirectly[4]	1.46%	1.23%	1.15%	1.45%	1.45%[5]	1.54%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.00%[7]	1.07%	0.99%	1.04%	1.15%[5]	1.17%
Net investment income[4]	6.05%	6.93%	6.92%	7.61%	6.74%[5]	6.94%
Dividends to AMPS Shareholders	0.04%	0.17%	0.18%	1.03%	2.19%[5]	2.37%
Net investment income to Common Shareholders	6.01%	6.76%	6.74%	6.58%	4.55%[5]	4.57%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$341,144	$293,356	$303,667	$274,342	$286,933	$306,769
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$131,000	$131,000	$131,000	$145,300	$204,500
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000	—	—	—	—	—
Portfolio turnover	36%	24%	20%	37%	43%	43%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$80,983	$82,953	$77,357	$74,376	$62,514
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$360,416	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.97%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	39

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

	Year Ended July 31,
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.31	$14.66	$13.43	$13.86	$14.63	$15.09
Net investment income[1]	0.90	0.91	0.87	0.86	0.68	0.92
Net realized and unrealized gain (loss)	2.28	(0.37)	1.15	(0.51)	(0.75)	(0.42)
Dividends to AMPS Shareholders from net investment income	—	(0.02)	(0.03)	(0.12)	(0.20)	(0.28)
Net increase (decrease) from investment operations	3.18	0.52	1.99	0.23	(0.27)	0.22
Dividends to Common Shareholders from net investment income	(0.89)	(0.87)	(0.76)	(0.66)	(0.50)	(0.68)
Net asset value, end of period	$16.60	$14.31	$14.66	$13.43	$13.86	$14.63
Market price, end of period	$16.59	$13.00	$14.02	$12.08	$12.33	$13.16

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	23.15%	4.21%	15.69%	3.03%	(1.54)%[3]	1.76%
Based on market price	35.48%	(1.01)%	23.00%	4.17%	(2.63)%[3]	(5.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.62%	1.50%	1.11%	1.40%	1.38%[5]	1.53%
Total expenses after fees waived and paid indirectly[4]	1.61%	1.49%	1.10%	1.38%	1.36%[5]	1.53%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.20%[7]	1.15%	0.95%	1.02%	1.04%[5]	1.03%
Net investment income[4]	5.79%	6.49%	6.10%	6.60%	6.15%[5]	6.22%
Dividends to AMPS Shareholders	—	0.16%	0.20%	0.91%	1.78%[5]	1.87%
Net investment income to Common Shareholders	5.79%	6.33%	5.90%	5.69%	4.37%[5]	4.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$570,559	$491,798	$503,869	$461,505	$476,235	$502,855
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$166,525	$166,525	$192,300	$275,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500	$166,500	—	—	—	—
Portfolio turnover	34%	26%	30%	25%	25%	25%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$100,648	$94,289	$86,933	$70,733
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$442,678	$395,374	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

	Year Ended July 31,
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.53	$13.82	$12.87	$13.24	$14.13	$14.60
Net investment income[1]	0.80	0.86	0.91	0.93	0.70	0.97
Net realized and unrealized gain (loss)	1.68	(0.26)	0.90	(0.49)	(0.88)	(0.47)
Dividends to AMPS Shareholders from net investment income	—	(0.03)	(0.04)	(0.14)	(0.21)	(0.29)
Net increase (decrease) from investment operations	2.48	0.57	1.77	0.30	(0.39)	0.21
Dividends to Common Shareholders from net investment income	(0.87)	(0.86)	(0.82)	(0.67)	(0.50)	(0.68)
Net asset value, end of period	$15.14	$13.53	$13.82	$12.87	$13.24	$14.13
Market price, end of period	$14.52	$12.28	$13.67	$11.58	$11.63	$12.61

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	19.01%	4.74%	14.62%	3.81%	(2.48)%[3]	1.78%
Based on market price	25.76%	(3.89)%	26.01%	6.34%	(4.01)%[3]	(5.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.71%	1.32%	1.08%	1.28%	1.48%[5]	1.69%
Total expenses after fees waived[4]	1.71%	1.31%	1.07%	1.26%	1.45%[5]	1.68%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,6]	1.37%[7]	1.21%	1.03%	1.12%	1.14%[5]	1.14%
Net investment income[4]	5.56%	6.46%	6.74%	7.43%	6.61%[5]	6.77%
Dividends to AMPS Shareholders	—	0.23%	0.28%	1.15%	1.98%[5]	2.05%
Net investment income to Common Shareholders	5.56%	6.23%	6.46%	6.28%	4.63%[5]	4.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$183,076	$163,276	$166,773	$155,360	$159,759	$170,559
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$87,350	$87,350	$87,350	$99,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,300	$87,300	—	—	—	—
Portfolio turnover	19%	18%	18%	9%	20%	10%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$72,733	$69,467	$70,730	$68,076
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$309,709	$287,029	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	41

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

					Period November 1, 2007 to July 31, 2008
						Year Ended October 31, 2007
	Year Ended July 31,
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.44	$13.89	$12.65	$13.16	$13.94	$14.40
Net investment income[1]	0.83	0.87	0.90	0.87	0.66	0.84
Net realized and unrealized gain (loss)	1.65	(0.44)	1.08	(0.61)	(0.77)	(0.38)
Dividends to AMPS Shareholders from net investment income	—	(0.03)	(0.04)	(0.13)	(0.19)	(0.27)
Net increase (decrease) from investment operations	2.48	0.40	1.94	0.13	(0.30)	0.19
Dividends to Common Shareholders from net investment income	(0.85)	(0.85)	(0.70)	(0.64)	(0.48)	(0.65)
Net asset value, end of period	$15.07	$13.44	$13.89	$12.65	$13.16	$13.94
Market price, end of period	$15.11	$12.60	$13.57	$11.36	$11.80	$12.80

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	19.10%	3.36%	16.15%	2.29%	(1.86)%[3]	1.66%
Based on market price	27.38%	(0.81)%	26.36%	2.44%	(4.16)%[3]	(4.67)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.65%	1.34%	1.11%	1.34%	1.48%[5]	1.64%
Total expenses after fees waived[4]	1.65%	1.33%	1.10%	1.32%	1.46%[5]	1.63%
Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[4,6]	1.27%[7]	1.14%	1.00%	1.06%	1.04%[5]	1.04%
Net investment income[4]	5.78%	6.55%	6.69%	7.11%	6.36%[5]	5.96%
Dividends to AMPS Shareholders	—	0.21%	0.27%	1.09%	1.82%[5]	1.88%
Net investment income to Common Shareholders	5.78%	6.34%	6.42%	6.02%	4.54%[5]	4.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$594,807	$530,058	$547,812	$499,093	$518,912	$549,910
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$247,700	$247,700	$259,475	$304,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700	$247,700	—	—	—	—
Portfolio turnover	17%	18%	7%	22%	17%	25%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$80,293	$75,376	$75,011	$70,242
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$340,132	$313,992	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

	Year Ended July 31,
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.19	$13.67	$12.27	$12.86	$14.57	$15.30
Net investment income[1]	0.87	0.89	0.89	0.87	0.70	1.04
Net realized and unrealized gain (loss)	2.13	(0.48)	1.31	(0.66)	(1.69)	(0.79)
Dividends to AMPS shareholders from net investment income	—	(0.03)	(0.03)	(0.12)	(0.22)	(0.31)
Net increase (decrease) from investment operations	3.00	0.38	2.17	0.09	(1.21)	(0.06)
Dividends to Common Shareholders from net investment income	(0.87)	(0.86)	(0.77)	(0.68)	(0.50)	(0.67)
Net asset value, end of period	$15.32	$13.19	$13.67	$12.27	$12.86	$14.57
Market price, end of period	$15.81	$12.17	$14.17	$12.12	$12.22	$13.04

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	23.45%	3.22%	18.19%	1.70%	(8.22)%[3]	(0.06)%
Based on market price	38.08%	(8.12)%	24.03%	5.72%	(2.55)%[3]	(4.70)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.57%	1.32%	1.11%	1.46%	1.64%[5]	1.71%
Total expenses after fees waived and paid indirectly[4]	1.56%	1.32%	1.11%	1.45%	1.63%[5]	1.71%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.19%[7]	1.12%	0.97%	1.06%	1.06%[5]	1.03%
Net investment income[4]	6.04%	6.85%	6.73%	7.52%	6.51%[5]	6.94%
Dividends to AMPS Shareholders	—	0.22%	0.26%	1.04%	2.03%[5]	2.06%
Net investment income to Common Shareholders	6.04%	6.63%	6.47%	6.48%	4.48%[5]	4.88%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$1,036,022	$890,985	$920,234	$825,622	$865,447	$980,741
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$356,450	$358,625	$377,175	$570,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400	$356,400	—	—	—	—
Portfolio turnover	18%	12%	13%	30%	70%	117%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$89,545	$82,559	$82,381	$68,039
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$390,691	$349,996	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	43

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI”), (collectively, the “Funds” or individually a “Fund”), are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counter-party, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal

44	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended July 31, 2012, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund in exchange for TOB trust certificates. The Funds typically invest the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the short-term floating rate certificates as reported in the Funds’ Statements of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$177,553,580	$88,920,856	0.14% – 0.42%
MCA	$434,153,925	$199,873,663	0.13% – 0.27%
MYM	$33,677,954	$16,718,184	0.17% – 0.47%
MYN	$242,843,153	$117,960,366	0.13% – 0.30%
MYI	$529,778,132	$249,148,158	0.15% – 0.27%

For the year ended July 31, 2012, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$71,598,883	0.68%
MCA	$192,883,430	0.68%
MYM	$11,171,495	0.65%
MYN	$99,556,747	0.78%
MYI	$231,296,595	0.66%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been

ANNUAL REPORT	JULY 31, 2012	45

Notes to Financial Statements (continued)

invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: The Funds incurred costs in connection with its issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the term of the initial liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as Interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2012
	Net Realized Gain (Loss) From
	MUE	MCA	MYM	MYN	MYI
Interest rate contracts: Financial futures contracts	$(1,808,976)	$(2,052,229)	$(779,708)	$(3,238,992)	$(5,254,153)

	Net Change in Unrealized Appreciation/Depreciation on
	MUE	MCA	MYM	MYN	MYI
Interest rate contracts: Financial futures contracts	$274,122	—	$178,641	$519,262	$1,432,212

For the year ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUE	MCA	MYM	MYN	MYI
Financial future contracts:
Average number of contracts sold	111	104	30	210	170
Average notional value of contracts sold	$14,682,352	$13,723,672	$3,968,281	$27,777,750	$22,486,875

46	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUE	0.55%
MCA	0.50%
MYM	0.50%
MYN	0.50%
MYI	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2012, the amounts waived were as follows:

MUE	$4,519
MCA	$17,070
MYM	$1,544
MYN	$20,899
MYI	$12,765

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2012 the waiver was $170,290.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
MUE	$219,178,974	$185,376,848
MCA	$331,114,493	$299,157,595
MYM	$58,063,953	$51,672,662
MYN	$186,593,772	$148,147,551
MYI	$278,150,475	$268,702,416

ANNUAL REPORT	JULY 31, 2012	47

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to amortization methods on fixed income securities, non-deductible expenses, distributions received from a regulated investment company, the sale of bonds received from tender option bond trusts and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MUE	MCA	MYM	MYN	MYI
Paid-in capital	$(88,263)	$(2,898,677)	$(1,069,533)	$(17,044,217)	$(1,005,015)
Undistributed net investment income	$(6,178)	$192,952	$182,182	$504,319	$(40,069)
Accumulated net realized loss	$94,441	$2,705,725	$887,351	$16,539,898	$1,045,084

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 was as follows:

		MUE	MCA	MYM	MYN	MYI
Tax-exempt income	7/31/12	$20,882,325	$31,356,352	$10,640,020	$34,539,953	$59,767,679
	7/31/11	20,247,835	30,858,325	10,831,892	35,091,230	60,629,946
Ordinary income	7/31/12	—	—	220,123	—	118,460
	7/31/11	—	—	—	—	20,062
Total	7/31/12	$20,882,325	$31,356,352	$10,860,143	$34,539,953	$59,886,139
	7/31/11	$20,247,835	$30,858,325	$10,831,892	$35,091,230	$60,650,008

As of July 31, 2012, the tax components of accumulated net earnings were as follows:

	MUE	MCA	MYM	MYN	MYI
Undistributed tax-exempt income	$4,794,496	$8,191,033	$1,772,169	$8,173,017	$13,234,190
Undistributed ordinary income	17,315	2,539	—	4,847	148,974
Capital loss carryforwards	(14,056,260)	(10,060,479)	(1,076,999)	(16,992,371)	(86,499,794)
Net unrealized gains[1]	50,883,912	80,133,586	19,964,904	71,782,339	157,781,436
Qualified late-year losses[2]	—	—	(103,174)	(1,915,763)	—
Total	$41,639,463	$78,266,679	$20,556,900	$61,052,069	$84,664,806

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2013.

As of July 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2014	—	—	—	$3,107,506	$1,213,491
2015	—	$1,362,395	—	—	5,979,955
2016	—	—	$823,067	2,330,288	25,066,903
2017	$8,043,130	2,753,866	253,932	2,295,738	21,251,301
2018	6,013,130	5,944,218	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
No expiration date[3]	—	—	—	4,600,902	6,528,116
Total	$14,056,260	$10,060,479	$1,076,999	$16,992,371	$86,499,794

[3] Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2012, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUE	$1,153,195
MCA	$88,430
MYM	$306,751

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$417,689,942	$658,154,866	$251,289,858	$765,590,455	$1,224,998,867
Gross unrealized appreciation	$51,387,191	$80,319,854	$21,832,558	$75,928,454	$160,674,453
Gross unrealized depreciation	(499,193)	(46,251)	(1,744,261)	(3,761,946)	(2,672,462)
Net unrealized appreciation	$50,887,998	$80,273,603	$20,088,297	$72,166,508	$158,001,991

48	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2012, MUE and MYN invested a significant portion of their assets in securities in the County/City/Special District/School District and Transportation sectors. MCA invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. MYM invested a significant portion of its assets in securities in the County/City/Special District/School District sector. MYI invested a significant portion of its assets in securities in the Transportation and State sectors. Changes in economic conditions affecting the County/City/Special District/ School District, State, Transportation and Utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.10 except certain series of MYM and MYN AMPS which are $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2012	Year Ended July 31, 2011
MUE	30,480	57,701
MYM	23,376	—
MYN	6,634	7,531
MYI	109,295	190,432

Shares issued and outstanding remained constant for MCA for the year ended July 31, 2012 and the year ended July 31, 2011.

Preferred Shares

The Funds’ Preferred Shares rank prior to the Funds’ Common Shares as to the payment of dividends by the Funds and distribution of assets upon dissolution or liquidation of the Funds. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarket-ing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

ANNUAL REPORT	JULY 31, 2012	49

Notes to Financial Statements (continued)

The VRDP Shares as of the year ended July 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

The VRDP Funds have entered into a fee agreement with the liquidity provider that required a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between the VRDP Funds and the liquidity provider is for a 364-day term and expired on April 18, 2012 for MCA and MYN and May 16, 2012 for MYM and MYI. The VRDP Funds renewed the fee agreement for an additional 364 days, which is scheduled to expire on April 16, 2013 for MCA and MYN and May 14, 2013 for MYM and MYI unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2012, the VRDP Shares were assigned a long-term rating of Aa2 for MCA, MYM and MYN and Aa1 for MYI from Moody’s under its new ratings methodology.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

On June 20, 2012, the VRDP Funds announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remar-keted and available for purchase by qualified institutional investors.

50	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

The VRDP Funds may have incurred remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Shares successfully remarketed prior to the beginning of the special rate period.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2012 were as follows:

Rate
MCA	0.37%
MYM	0.39%
MYN	0.37%
MYI	0.39%

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2012.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares as of the year July 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	1/02/15

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Fund’s VMTP Shares will be extended or that the Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2012, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rate of the VMTP Shares for the year ended July 31, 2012 for MUE was 1.16%.

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2012.

AMPS

The AMPS are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles of Supplementary/Statement of Preferences and/or Certificate of Designation (the “Governing Instrument”) are not satisfied.

Dividends on seven-day and 28-day AMPS are cumulative at a rate, which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Fund for the period were as follows:

	Series	Low	High	Average
MUE	A1	0.12%	0.31%	0.22%
	B1	0.12%	0.31%	0.23%
	C1	0.12%	0.31%	0.22%

[1]

The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

ANNUAL REPORT	JULY 31, 2012	51

Notes to Financial Statements (concluded)

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.12% to 0.31% for the year ended July 31, 2012. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended July 31, 2012, MUE announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUE	A	1/06/12	1,345	$33,625,000
	B	1/05/12	1,345	$33,625,000
	C	1/11/12	2,550	$63,750,000

MUE financed the AMPS redemptions with the proceeds received from the issuance of VMTP shares of $131,000,000.

During the year ended July 31, 2011, certain Funds announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MCA	A	6/06/11	1,090	$27,250,000
	B	5/16/11	1,090	$27,250,000
	C	5/18/11	969	$24,225,000
	D	5/13/11	1,211	$30,275,000
	E	5/13/11	1,211	$30,275,000
	F	5/12/11	1,090	$27,250,000
MYM	A	5/31/11	1,941	$48,525,000
	B	6/08/11	1,200	$30,000,000
	C	6/09/11	353	$8,825,000
MYN	A	5/24/11	1,385	$34,625,000
	B	5/10/11	1,385	$34,625,000
	C	5/16/11	2,282	$57,050,000
	D	5/18/11	1,597	$39,925,000
	E	5/19/11	1,793	$44,825,000
	F	5/13/11	1,466	$36,650,000
MYI	A	6/23/11	1,376	$34,400,000
	B	6/30/11	1,376	$34,400,000
	C	6/09/11	1,376	$34,400,000
	D	6/16/11	1,376	$34,400,000
	E	6/09/11	2,502	$62,550,000
	F	6/07/11	1,501	$37,525,000
	G	6/14/11	1,501	$37,525,000
	H	6/10/11	1,625	$40,625,000
	I	6/06/11	1,625	$40,625,000

The Funds financed the AMPS redemptions with the proceeds received from the issuance of VRDP shares as follows:

MCA	$166,500,000
MYM	$87,300,000
MYN	$247,700,000
MYI	$356,400,000

AMPS issued and outstanding remained constant during the year ended July 31, 2011 for MUE.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 4, 2012 to Common Shareholders of record on August 15, 2012:

Common Dividend Per Share
MUE	$0.0735
MCA	$0.0760
MYM	$0.0690
MYN	$0.0710
MYI	$0.0720

Additionally, the Funds declared a net investment income dividend on September 4, 2012 payable to Common Shareholders of record on September 14, 2012 for the same amounts noted above.

The dividends declared on VMTP or VRDP Shares for the period August 1, 2012 to August 31, 2012 were as follows:

	Series	Dividends Declared
MUE VMTP Shares	W7	$126,240
MCA VRDP Shares	W7	$168,684
MYM VRDP Shares	W7	$88,445
MYN VRDP Shares	W7	$250,949
MYI VRDP Shares	W7	$361,074

52	ANNUAL REPORT	JULY 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock MuniHoldings Quality Fund II, Inc.,
BlackRock MuniYield California Quality Fund, Inc.,
BlackRock MuniYield Michigan Quality Fund II, Inc.,
BlackRock MuniYield New York Quality Fund, Inc.,
and BlackRock MuniYield Quality Fund III, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (collectively, the “Funds”), including the schedules of investments, as of July 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. as of July 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 26, 2012

Important Tax Information (Unaudited)

All of the distributions paid by the Funds during the fiscal year ended July 31, 2012 qualify as tax-exempt interest dividends for federal income tax purposes except for the following:

		Ordinary Income[1]
	Payable Date	MYM	MYI
Common Shareholders	12/30/11	$0.017635	$0.001634
VRDP Preferred Shareholders	1/03/12	$1.892325	$0.268238

[1]

Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	JULY 31, 2012	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA, MYM and MYN, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22–23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Boards considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

54	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22–23, 2012 Board meeting.

At an in-person meeting held on May 22–23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

ANNUAL REPORT	JULY 31, 2012	55

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of MUE, MYM and MYN noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and each Board’s review of its respective Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of MUE, MYM and MYN noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MYI noted that, in general, MYI performed better than its Peers in that MYI’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MYI’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, MYI’s Board noted that MYI’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MYI’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MCA noted that MCA performed below the median of its Customized Lipper Peer Group Composite in the three- and five-year periods reported, but that MCA performed at or above the median of its Customized Lipper Peer Group Composite in the one-year period reported. Based on its discussions with BlackRock and the Board’s review of MCA’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, MCA’s Board noted that MCA’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MCA’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of MCA and BlackRock reviewed and discussed the reasons for MCA’s underperformance during the three- and five-year periods compared with its Peers. MCA’s Board was informed that, among other things, MCA’s underperformance for the three- and five-year periods mainly stems from a below market dividend distribution rate. The relatively high degree of credit quality in MCA is additive to performance during episodes of credit concern, but at times when spreads are tightening, puts MCA in a defensive posture with respect to credit. A more defensive credit stance hindered MCA’s ability to generate a higher income accrual compared to portfolios that take more credit risk (lower rated credits generally deliver higher yields).

The Board of MCA and BlackRock discussed BlackRock’s strategy for improving MCA’s performance and BlackRock’s commitment to providing the resources necessary to assist MCA’s portfolio managers and to improve MCA’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms.

56	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of MUE, MCA, MYM, MYN and MYI noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2012	57

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Share-owner Services LLC for MYM and MYN and Computershare Trust Company, N.A. for MUE, MCA and MYI (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYM and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MYM and MYN. For shareholders of MUE, MCA and MYI contact Computershare Trust Company, N.A. through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

58	ANNUAL REPORT	JULY 31, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				98 RICs consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.

				98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of

				98 RICs consisting of 94 Portfolios	None
Finance and Becton Fellow, Yale University from 1994 to 2006.
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing); Bell South (telecommuni- cations); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	JULY 31, 2012	59

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				98 RICs consisting of 94 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company(insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				98 RICs consisting of 94 Portfolios	None
[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed- end funds in the BlackRock fund complex from 1989 to 2006.

				160 RICs consisting of 278 Portfolios	None
[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

60	ANNUAL REPORT	JULY 31, 2012

Officers and Directors (concluded)

Name, Address and Year of Birth		Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Funds Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964		President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962		Vice President	Since 2007[2]

Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977		Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981		Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966		Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970		Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959		Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975		Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
	[1]	Officers of the Funds serve at the pleasure of the Board.

	[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodians
State Street Bank and Trust Company[3]
Boston, MA 02110

The Bank of New York Mellon[4]
New York, NY 10286

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Remarketing Agent
Citigroup Global Markets Inc.
New York, NY 10179

VRDP Liquidity Provider
Citibank, N.A.
New York, NY 10179

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Janey Ahn became Secretary of the Funds.

[3] For MUE, MCA and MYI.

[4] For MYM and MYN.

ANNUAL REPORT	JULY 31, 2012	61

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	20,797,522	795,209	0	20,793,907	798,824	0	20,793,669	799,062	0
MCA	28,145,608	934,387	0	28,136,060	943,935	0	28,188,436	891,559	0
MYI	63,395,741	1,810,227	0	63,394,370	1,811,598	0	63,392,073	1,813,895	0
MYM	11,005,379	516,489	0	11,059,356	462,512	0	11,059,029	462,839	0
MYN	36,731,881	780,838	0	36,730,736	781,983	0	36,728,246	784,473	0

	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	20,766,300	826,431	0	20,789,362	803,369	0
MCA	1,375	290	0	28,086,500	993,495	0	28,102,242	977,753	0
MYI	2,904	35	0	63,382,693	1,823,274	0	63,385,928	1,820,039	0
MYM	668	0	0	11,016,846	505,022	0	11,041,549	480,319	0
MYN	2,473	0	0	36,727,422	785,297	0	36,725,812	786,907	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	20,795,155	797,576	0	20,787,627	805,104	0	20,769,243	823,488	0
MCA	28,147,369	932,626	0	28,133,540	946,455	0	28,160,312	919,683	0
MYI	63,393,238	1,812,730	0	63,389,281	1,816,687	0	63,388,015	1,817,952	0
MYM	11,005,379	516,489	0	11,039,855	482,013	0	11,059,356	462,512	0
MYN	36,732,110	780,609	0	36,726,592	786,127	0	36,730,280	782,439	0

	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	20,729,183	863,548	0
MCA	1,375	290	0	28,192,181	887,814	0
MYI	2,904	35	0	63,390,058	1,815,910	0
MYM	668	0	0	11,036,020	485,848	0
MYN	2,473	0	0	36,730,974	781,745	0

[1]	Voted on by holders of Preferred Shares only.

62	ANNUAL REPORT	JULY 31, 2012

Additional Information (continued)

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	JULY 31, 2012	63

Additional Information (continued)

General Information

On June 10, 2010, the Manager announced that MUE, MCA and MYI received demand letters from a law firm on behalf of MUE’s, MCA’s and MYI’s Common Shareholders. The demand letter alleges that the Manager and MUE’s, MCA’s and MYI’s officers and Board of Directors (the “Board”) breached their fiduciary duties by redeeming at par certain of MUE’s, MCA’s and MYI’s Preferred Shares, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the Independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the demand letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

On August 11, 2010, the Manager announced that a shareholder derivative complaint was filed on August 3, 2010 in the Supreme Court of the State of New York, New York County with respect to MCA and MYI, which had previously received a demand letter from a law firm on behalf of each fund’s common shareholders. The complaint was filed against the Manager, BlackRock, Inc., MCA, MYI and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleged, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of MCA and MYI (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. On April 16, 2012, the plaintiffs amended their complaint and filed a consolidated shareholder derivative complaint which contains similar substantive allegations to the original complaint. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin MCA and MYI from future redemptions of AMPS at their liquidation preference. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

64	ANNUAL REPORT	JULY 31, 2012

Additional Information (continued)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	JULY 31, 2012	65

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	ANNUAL REPORT	JULY 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MHMYINS5-7/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New York Quality Fund, Inc.	$36,100	$34,400	$0	$4,700	$19,600	$19,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New York Quality Fund, Inc.	$19,600	$23,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2012.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2004, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	12	0	0	0	0	0
	$3.18 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$24.22 Billion	$0	$0	$0	$0	$0
Walter O’Connor	62	0	0	0	0	0
	$24.22 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the funds and other accounts are:

Portfolio Manager	Benchmark
Timothy Browse	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Theodore Jaeckel Walter O’Connor

A combination of market-based indices (e.g., Barclays Capital Muni Bond Index,

Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Browse, Jaeckel, and O’Connor are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: October 3, 2012